PROGRESSIVE RETURN FUND, INC.
                     c/o Bear Stearns Funds Management Inc.
                               383 Madison Avenue
                            New York, New York 10179
                               September 13, 2002

Dear Stockholder:

           We are pleased to invite you to the special meeting of stockholders (the "PGF Special Meeting") of Progressive Return Fund, Inc., a Maryland corporation. Progressive Return Fund, Inc. is sometimes referred to herein as "PGF" or the "Fund."

           The PGF Special Meeting is scheduled to be held at 11:00 a.m., Eastern time, on Friday, October 11, 2002, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179.

           The Board of Directors has called this Meeting to vote on a Merger Agreement and Plan of Reorganization (the "Plan" or "Merger Agreement"), whereby Cornerstone Strategic Value Fund, Inc. ("CLM") will merge with and into PGF in accordance with the Maryland General Corporation Law (the "Merger"), and on an amendment to the Fund's Articles of Incorporation changing the name of the Fund from "Progressive Return Fund, Inc." to "Progressive Total Return Fund, Inc."

           The Board of Directors of PGF believes that the Merger and name change are very important to your interests as a stockholder.

           The combined Fund will approximately double the size of PGF and the Board of Directors believes that this will enable:

           (1)       a lower operating expense ratio, and
           (2)       enhanced market liquidity.

           Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the PGF Special Meeting you will be asked to vote on two matters.

           The proposed merger of the Funds is described in more detail in the combined Proxy Statement/Prospectus.

THE BOARD OF DIRECTORS OF PGF BELIEVES THAT THE PROPOSED MERGER AND THE NAME CHANGE ARE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 1 AND 2.

Your vote is important. To approve the Merger the affirmative vote of a majority of PGF's outstanding shares is required. Therefore, a failure to vote would amount to a vote against the Merger. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE

                                           Respectfully,


                                           Ralph W. Bradshaw
                                           Chairman of the Board of Directors

YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                     c/o Bear Stearns Funds Management, Inc.
                               383 Madison Avenue
                            New York, New York 10179
                               September 13, 2002

Dear Stockholder:

           We are pleased to invite you to the Annual Meeting of Stockholders (the "CLM Annual Meeting") of Cornerstone Strategic Value Fund, Inc., a Maryland corporation. Cornerstone Strategic Value Fund, Inc. is sometimes referred to hereinafter as "CLM" or the "Fund."

           The CLM Annual Meeting is scheduled to be held at 11:30 a.m., Eastern time, on Friday, October 11, 2002, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179.

           First, you will be asked to vote on a Merger Agreement and Plan of Reorganization (the "Merger Agreement"), whereby CLM will merge with and into Progressive Return Fund, Inc. ("PGF") in accordance with the Maryland General Corporation Law (the "Merger"). As a result of the Merger:

           o CLM will no longer exist,
           o PGF will be the surviving corporation,
           o each share of common stock of CLM will convert into an equivalent dollar amount of full shares and fractional shares of common stock of PGF to all CLM stockholders that participate in CLM's dividend reinvestment plan, based on the net asset value per share of each fund on the date the Merger is consummated, and
           o CLM stockholders that do not participate in CLM's dividend reinvestment plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares.

           The combined Fund will approximately double the size of CLM and the Board of Directors believes that this will enable:

           (1)       a lower operating expense ratio, and
           (2)       enhanced market liquidity.

           The proposed merger and the investment policies of the Funds are described in more detail in the combined Proxy Statement/Prospectus.

           CLM's Stockholders are also being asked to vote contingently on three additional proposals. Votes on these proposals will be implemented only in the event that the Merger is not consummated.

           The second Proposal that CLM Stockholders will be asked to vote on, and which will take effect only if the Merger proposal is not consummated, will be the election of two (2) Class I nominees standing for re-election to CLM's Board of Directors, Messrs. Ralph W. Bradshaw and Edwin Meese III.

           The third Proposal that CLM Stockholders will be asked to vote on, and which will take effect only if the Merger proposal is not consummated, is the ratification of the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002.

           The fourth Proposal being submitted to CLM Stockholders, and which, if passed, will be further addressed by the Fund's Board of Directors only if the Merger proposal is not consummated, is a stockholder proposal requesting that within 90 days after the CLM Annual Meeting, CLM be converted into an open-end fund.

           Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed. At the CLM Annual Meeting you will be asked to vote on four matters.

THE BOARD OF DIRECTORS OF CLM BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF CLM AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS OF CLM BELIEVES THAT, IN THE ALTERNATIVE, IF THE PROPOSED MERGER IS NOT CONSUMMATED, CONTINGENT PROPOSALS 2 AND 3, THE RE-ELECTION OF THE TWO CLASS I DIRECTORS AND THE RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER, ARE IN THE BEST INTERESTS OF CLM AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS OF CLM BELIEVES THAT THE STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL 4.

Your vote is important. To approve the Merger the affirmative vote of a majority of CLM's outstanding shares is required. Therefore, a failure to vote would amount to a vote against the Merger. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE

                                           Respectfully,


                                           Ralph W. Bradshaw,
                                           Chairman of the Board of Directors

YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                          PROGRESSIVE RETURN FUND, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

           Notice is hereby given that the Special Meeting of Stockholders (the "PGF Special Meeting") of Progressive Return Fund, Inc. ("PGF"), a Maryland corporation, will be held at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, on Friday, October 11, 2002, at 11:00 a.m., Eastern time, for the following purposes:


           1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 11, 2002 whereby Cornerstone Strategic Value Fund, Inc. ("CLM"), a Maryland corporation, will merge with and into PGF in accordance with the Maryland General Corporation Law;

           and the stockholders of PGF will be asked to vote upon PGF Proposal 2, which is conditional on the consummation of the Merger:

           2. To amend the Articles of Incorporation to change the name of the Fund from "Progressive Return Fund, Inc." to "Progressive Total Return Fund, Inc."

           The appointed proxies will vote in their discretion on any other business that may properly come before the PGF Special Meeting or any adjournments thereof.

           Holders of record of shares of common stock of PGF at the close of business on September 6, 2002 (the "Record Date") are entitled to vote at the PGF Special Meeting and at any postponements or adjournments thereof. CLM stockholders must approve the merger as well.

           The persons named as proxies may propose one or more adjournments of the PGF Special Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of PGF's shares present in person or by proxy at the PGF Special Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of PGF.

           The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote at a meeting of either Fund, will constitute a quorum for the transaction of business by that Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present but will not be voted as to any matters being considered at the Meeting. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Stockholders are urged to forward their voting instructions promptly.

           The enclosed proxy is being solicited on behalf of the Board of Directors of PGF.

                                          By Order of the Board of Directors,


                                          Ralph W. Bradshaw, President

Important -- We urge you to sign and date the enclosed proxy card(s) and return the card(s) in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations to ensure a quorum at the PGF Special Meeting. If you can attend the PGF Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

           Notice is hereby given that the Annual Meeting of Stockholders (the "CLM Annual Meeting") of Cornerstone Strategic Value Fund, Inc. ("CLM"), a Maryland corporation, will be held at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, on Friday, October 11, 2002, at 11:30 a.m., Eastern time, for the following purposes:

           1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 11, 2002 whereby CLM will merge with and into Progressive Return Fund, Inc. ("PGF"), a Maryland corporation, in accordance with the Maryland General Corporation Law;

           and, in the alternative if the Merger proposal is not consummated, Stockholders are asked to vote upon Proposals 2, 3 and 4:

           2. To consider and vote upon the election of two (2) Class I nominees standing for re-election to CLM's Board of Directors, Messrs. Ralph W. Bradshaw and Edwin Meese III;

           3. To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002; and

           4. To consider and vote upon a stockholder proposal requesting that CLM be converted into an open-end fund.

           The appointed proxies will vote in their discretion on any other business that may properly come before the CLM Annual Meeting or any adjournments thereof.

           Holders of record of shares of common stock of CLM at the close of business on September 6, 2002 (the "Record Date") are entitled to vote at the CLM Annual Meeting and at any postponements or adjournments thereof. PGF stockholders must approve the merger as well.

           The persons named as proxies may propose one or more adjournments of the CLM Annual Meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of CLM's shares present in person or by proxy at the CLM Annual Meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of CLM.

           The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote at a meeting of either Fund, will constitute a quorum for the transaction of business by that Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present but will not be voted as to any matters being considered at the Meeting. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Stockholders are urged to forward their voting instructions promptly.

           The enclosed proxy is being solicited on behalf of the Board of Directors of CLM.

                                           By Order of the Board of Directors,


                                           Ralph W. Bradshaw, President

Important -- We urge you to sign and date the enclosed proxy card(s) and return the card(s) in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations to ensure a quorum at the CLM Annual Meeting. If you can attend the CLM Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

                               INSTRUCTIONS FOR SIGNING PROXY CARDS


           The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                               VALID SIGNATURE

(1)   ABC Corp................................ABC Corp. (by John Doe, Treasurer)
(2)   ABC Corp................................John Doe, Treasurer
(3)   ABC Corp.
      c/o John Doe, Treasurer.................John Doe
(4)   ABC Corp. Profit Sharing Plan...........John Doe, Trustee

TRUST ACCOUNTS

(1)   ABC Trust...............................Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
      u/t/d/ 12/28/78.........................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA...........John B. Smith
(2)   John B. Smith...........................John B. Smith, Jr., Executor

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                               Tel: (212) 272-2093

                           TO BE MERGED WITH AND INTO

                          PROGRESSIVE RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                               Tel: (212) 272-2093

                       COMBINED PROXY STATEMENT/PROSPECTUS

           This combined Proxy Statement/Prospectus is being furnished to stockholders of Progressive Return Fund, Inc. ("PGF") and Cornerstone Strategic Value Fund, Inc. ("CLM") for use at PGF's Special Meeting and CLM's Annual Meeting each to be held on Friday, October 11, 2002 at 11:00 a.m. and 11:30 a.m. Eastern time, respectively, and at any and all postponements or adjournments thereof. Hereinafter the PGF Special Meeting of Stockholders and the CLM Annual Meeting of Stockholders shall be collectively referred to as the "Meetings." The approximate mailing date of this Proxy Statement/Prospectus is September 13, 2002.

PURPOSE OF THE MEETINGS.

           At each of the Meetings, stockholders will be asked to approve a Merger Agreement and Plan of Reorganization dated October 11, 2002 (the "Plan") whereby CLM will merge with and into PGF, in accordance with the Maryland General Corporation Law (the "Merger"). In addition, PGF stockholders will be asked to approve the amendment to PGF's Articles of Incorporation changing the name of the Fund in the event that the Merger is consummated. In the event that the Merger is not consummated, CLM's stockholders will be asked to contingently vote on the re-election of two nominees to CLM's Board of Directors, the ratification of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002, and a stockholder's proposal requesting that the Fund be open-ended.

SPECIFICS OF THE PLAN.

           As a result of the merger:

                     - CLM will no longer exist,
                     - PGF will be the surviving corporation, and
                     - each share of common stock of CLM will convert into an equivalent dollar amount of full shares and fractional shares of common stock of PGF to all CLM stockholders that participate in CLM's dividend reinvestment plan, based on the net asset value per share of each fund on the date the Merger is consummated, and - CLM stockholders that do not participate in CLM's dividend reinvestment plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares.

           In connection with the merger, PGF will issue that number of shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of CLM. Each CLM stockholder, in connection with the Merger, will receive shares of PGF having an aggregate net asset value equal to the aggregate net asset value of the stockholder's CLM shares at the close of business on the day before the Effective Date of the Merger. While the total net asset value of shares received by each CLM stockholder in the Merger may be the same as before the Merger, the market value of PGF shares that a CLM stockholder receives in the Merger will be more or less than the market value of CLM shares that such stockholder owns immediately before the Merger, depending on the current market discount levels of CLM and PGF.

           If the Merger proposal is approved, CLM stockholders will become stockholders of a non-diversified rather than a diversified management investment company. PGF, as a non-diversified investment management company, may invest a larger proportion of its assets in a single issuer while CLM, as a diversified management investment company, can not. Thus, an investment in PGF, as a non-diversified investment company, may present a greater risk to an investor than an investment in CLM, as a diversified company, because of the possibility of a greater investment of assets in one issuer.

           PGF and CLM are both registered with the Securities Exchange Commission as closed-end management investment companies and are both listed on the New York Stock Exchange ("NYSE"). PGF seeks total return consisting of capital appreciation and current income by investing primarily in U.S. and non-U.S. equity and debt securities. CLM's investment objective is to seek long-term capital appreciation through investment in equity securities of U.S. and non-U.S. companies. The current investment objective and policies of PGF will continue unchanged if the merger occurs.

           The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached hereto as Exhibit A.

           This Proxy Statement/Prospectus serves as a prospectus for shares of PGF under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of PGF common shares in the merger.

           Assuming the stockholders of each Fund approve the merger and that all other conditions contained in the Merger Agreement are satisfied or waived, the Funds will jointly file articles of merger (the "Articles of Merger"), with the State Department of Assessments and Taxation of Maryland (the "Department"). The merger will become effective on October 14, 2002, or such other date as may result from the application of the terms of the Merger Agreement (the "Effective Date"). CLM, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

           Under Section 3-202 of the Maryland General Corporation law, shareholders of PGF and CLM are not entitled to any appraisal or similar rights in connection with the merger contemplated by the Plan.

           You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about PGF and CLM that you should know before voting on the proposals described below.

           A Statement of Additional Information (the "SAI") dated September 13, 2002, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission (the "SEC"). The SAI and financial statements of PGF and CLM for the fiscal year ended December 31, 2001 and for the period ended June 30, 2002 are incorporated by reference into this Proxy Statement/Prospectus. Please note that each Fund's semi-annual reports for the period ending June 30, 2002 are available. Copies of these documents are available upon request and without charge by writing to the Secretary of the Fund c/o Bear Stearns Funds Management Inc. located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling (212) 272-2093 or 1-866-227-3400.

           PGF's shares of common stock are listed on the NYSE under the symbol "PGF" and CLM's shares of common stock are listed on the NYSE under the symbol "CLM". After the Effective Date, shares of common stock of PGF will continue to be listed on the NYSE under the symbol "PGF". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

           The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           The date of this Proxy Statement/Prospectus is September 13, 2002

                                TABLE OF CONTENTS
                                                                            Page
General....................................................................... 6

I.         MERGER PROPOSAL TO BE VOTED ON BY STOCKHOLDERS OF PGF AND CLM

Proposal 1 (BOTH FUNDS): APPROVAL
OF THE MERGER AGREEMENT AND
PLAN OF REORGANIZATION ....................................................    8

           Synopsis .......................................................    9
           Principal Risk Factors .........................................   13
           Expense Table ..................................................   16
           Financial Highlights ...........................................   17
           Comparison of Investment Objectives and Policies ...............   17
           United States Federal Income Taxes .............................   21
           Information about the Merger ...................................   23
           Additional Information about the Funds .........................   28
           Management of the Funds ........................................   35
           Experts ........................................................   42
           Required Vote ..................................................   43
           Legal Proceedings ..............................................   43
           Legal Opinions .................................................   43

II. ADDITIONAL PROPOSAL TO BE VOTED ON BY PGF STOCKHOLDERS WHICH WILL ONLY TAKE EFFECT IN THE EVENT THAT PROPOSAL 1 IS APPROVED BY
           BOTH FUNDS

PGF Proposal 2: RATIFICATION OF THE CHANGE
IN NAME OF THE FUND TO "PROGRESSIVE
TOTAL RETURN FUND, INC."......................................................44

III ADDITIONAL PROPOSALS TO BE VOTED ON BY CLM'S STOCKHOLDERS WHICH WILL ONLY TAKE EFFECT IN THE EVENT THAT PROPOSAL 1 IS NOT
           APPROVED BY BOTH FUNDS' STOCKHOLDER'S

CLM Proposal 2: Election of Directors ........................................45

CLM Proposal 3:  Ratification of Selection
of Independent Accountants ...................................................53

CLM Proposal 4: Shareholder proposal
requesting that the Fund be converted
into an Open-end Fund ........................................................54

Additional Information .......................................................58

Exhibit A: Form of Merger Agreement..........................................A-1

Exhibit B:  Certificate of Amendment to the Articles of Incorporation .......B-1

                                     GENERAL

           This combined Proxy Statement/Prospectus is furnished to the stockholders of each Fund in connection with the solicitation of proxies on behalf of each of the Boards of Directors of the Funds. The Board of Directors of each Fund is soliciting proxies for use at each Fund's respective Meeting. The mailing address for both Funds is c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179.

           This Proxy Statement/Prospectus, the Notices of Meeting to Stockholders and the proxy card(s) (attached hereto as Exhibit B) are first being mailed to stockholders on or about September 13, 2002 or as soon as practicable thereafter. Any stockholder who gives a proxy has the power to revoke the proxy either: (i) by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or (ii) in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the meetings will be voted as specified in the proxy or, if no specification is made, "FOR" each proposal for that Fund, except that in the case of Proposal 4, all unspecified proxies will be voted "AGAINST" such Stockholder Proposal.

           Stockholders of both PGF and CLM are being asked to vote on Proposal 1 -- the approval of the Plan. Contingent on consummation of the Merger, PGF stockholders are being asked to authorize an amendment to PGF's Articles of Incorporation changing the name of PGF to "Progressive Total Return Fund, Inc." Contingent on the Merger not being consummated, CLM Stockholders are being asked to vote on

           - Proposal 2 -- the re-election of Messrs. Ralph W. Bradshaw and Edwin Meese III to CLM's Board of Directors
           - Proposal 3 -- the ratification of the selection of Tait, Weller & Baker as CLM's independent accountants for the year ending December 31, 2002; and
           - Proposal 4-- a shareholder proposal requesting that CLM be converted to an open-end fund.

QUORUM

           The presence, either in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote at a meeting of either Fund, will constitute a quorum for the transaction of business by that Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Stockholders are urged to forward their voting instructions promptly.

REQUIRED VOTE

           Proposal 1, to be submitted at the PGF and CLM Meetings, requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund.

           PGF Proposal 2, to be submitted at the PGF Special Meeting, requires the affirmative vote of a majority of the outstanding shares of common stock of PGF.

           CLM Proposals 2, 3 and 4, to be submitted at the CLM Annual Meeting, requires the affirmative vote of a majority of the votes cast at the meeting.

           Abstentions and broker non-votes will have the effect of a "no" vote for Proposal 1, and PGF Proposal 2, and will have no effect on CLM's Proposal 2, 3 and 4.

           Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, Cornerstone Advisors, Inc., the investment adviser to each of the Funds (the "Investment Adviser"), Bear Stearns Funds Management Inc., the administrator to each of the Funds (the "Administrator"), and Georgeson Shareholder Communication, Inc., a proxy solicitation firm ("Georgeson"). The Funds will bear their respective costs of solicitation.

           An agreement between the Funds and Georgeson provides for Georgeson to provide general solicitation services to the Funds at an aggregate estimated cost of $14,000, including expenses. The Funds will, upon request, bear the reasonable expenses of brokers, bank and their nominees who are holders of record of the Funds' voting securities on the record date, incurred in mailing copies of this Proxy Statement/Prospectus to the beneficial owners of the Funds' voting securities.

           Only stockholders of record of each Fund at the close of business on September 6, 2002 (the "Record Date"), are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a meeting of the stockholders of that Fund. As of September 6, 2002, there were 1,151,132 shares of PGF outstanding, and 3,813,264 shares of CLM outstanding.

           PGF and CLM provide periodic reports to all of their stockholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual and semi-annual reports for PGF or CLM, without charge, by calling
(212) 272-2093 or 1-866-227-3400, or writing to the Secretary of the Fund c/o Bear Stearns Funds Management Inc. located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

           The Boards of Directors of the Funds know of no business other than the proposals described above which will be presented for consideration at each Fund's respective Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

I.         MERGER PROPOSAL TO BE VOTED ON BY STOCKHOLDERS OF PGF AND CLM.

                                   PROPOSAL 1:

                    APPROVAL OF THE MERGER AGREEMENT AND PLAN
                         OF REORGANIZATION (THE "PLAN")

           On August 2, 2002, the Boards of Directors of both Funds, including a majority of the Directors who are not "interested persons" (the "Non-interested Directors"), unanimously:

           (1) declared that the merger of CLM with and into PGF is in the best interest of the Funds and the stockholders,
           (2) declared that in their respective opinions neither Fund's existing stockholders will be diluted as a result of the Merger;
           (3) approved the Plan, and
           (4) recommended that the stockholders of each Fund approve the Plan.

           Stockholders should note that the Board of Directors of the Funds are identical, therefore, the Non-interested Directors are "non-interested" with respect to each Fund and may not be considered to be at arms length with respect to the proposed Merger. The Board of Directors of each Fund suggests that stockholders carefully review the information contained in the Proxy Statement/Prospectus before casting a vote.

           For more information about the merger, see "Information about the Merger."

           The Plan is subject to the approval of the stockholders of both Funds and certain other conditions. It provides for the merger (the "Merger") of CLM with and into PGF in accordance with the Maryland General Corporation Law (the "MGCL"). As a result of the Merger:

           - CLM will no longer exist,
           - PGF will be the surviving corporation, and
           - each share of common stock of CLM will convert into an equivalent dollar amount of full shares and fractional shares of common stock of PGF to all CLM stockholders that participate in CLM's dividend reinvestment plan, based on the net asset value per share of each Fund calculated at the close of business on the business day preceding the Effective Date. A "Business Day" is any day on which the NYSE is open for trading, and
           - CLM stockholders that do not participate in CLM's dividend reinvestment plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares.

           A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

           The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Merger.

                                    SYNOPSIS

           This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Stockholders of each Fund should read this entire Proxy
Statement/Prospectus carefully.

THE PROPOSED MERGER.

           The Boards of Directors of PGF and CLM, including the Non-interested Directors of each Fund, have unanimously approved the Plan. The Plan provides for the merger of CLM with and into PGF. As a result of the Merger:

           - each share of common stock of CLM will convert into an equivalent dollar amount of full shares and fractional shares of PGF common stock will be issued to all CLM stockholders that participate in CLM's dividend reinvestment plan, based on the net asset value per share of each Fund calculated at the close of business on the business day preceding the Effective Date. A "Business Day" is any day on which the NYSE is open for trading;

           - CLM stockholders that do not participate in CLM's dividend reinvestment plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares; and

           - each stockholder of CLM participating in the dividend reinvestment plan will become a stockholder of PGF and will receive, on the Effective Date, that number of full and fractional shares of common stock of PGF having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares held in CLM as of the close of business on the Business Day preceding the Effective Date.

           If the Merger is not consummated, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such other alternatives as it determines to be in the best interests of its stockholders.

FORM OF ORGANIZATION.

           PGF is a closed-end, non-diversified management investment company and CLM is a closed-end, diversified management investment company, both of which are registered under the Investment Company Act. PGF and CLM were both organized as Maryland corporations in 1989 and 1987, respectively. Each Fund's Board of Directors is responsible for the management of the business and affairs of each Fund.

INVESTMENT OBJECTIVES.

           PGF seeks total return consisting of capital appreciation and current income by investing primarily in U.S. and non-U.S. equity and debt securities. CLM's investment objective is to seek long-term capital appreciation through investment in equity securities of U.S. and non-U.S. companies.

           Each Fund's investment objectives are fundamental, and can only be changed with the approval of the holders of a `majority of its outstanding voting securities' as defined under the Investment Company Act.

           The preceding summary of each Fund's investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Policies."

NET ASSETS OF THE FUNDS

           At June 30, 2002, PGF had net assets of $28,464,996 and CLM had net assets of $29,413,776.

FEES AND EXPENSES--PGF AND CLM

           Cornerstone Advisors, Inc. ("Cornerstone Advisors" or "Advisor"), has served as both PGF's and CLM's investment adviser since April 19, 2001. The agreements between the Advisor and each Fund are substantially identical. As compensation for its advisory services, Cornerstone Advisors is contractually entitled to receive from each Fund an annual fee of one percent (1%) of that Fund's average weekly net assets payable monthly. On June 19, 2002, Cornerstone Advisors implemented a voluntary fee waiver to begin on July 1, 2002, with regard to both funds, under which the Advisor voluntarily waives its management fees to each Fund to the extent that each Fund's monthly operating expenses exceed 0.10% of net assets. The voluntary fee waiver may be changed or discontinued at any time after December 31, 2002 in the discretion of the Advisor. The voluntary fee waiver will not, however, be affected by the Merger.

           For the period April 19, 2001 through December 31, 2001, Cornerstone Advisors earned $331,733 for performing its advisory services to PGF. For the same period, Cornerstone Advisers earned $276,913 for advisory services performed for CLM. For the period beginning on January 1, 2001 and ending on

March 31, 2001, Clemente Capital, Inc. acted as CLM's investment adviser and Wilmington Trust Co. acted as CLM's investment sub-adviser. Clemente Capital, Inc. was paid $78,665 and Wilmington Trust Co. was paid $26,222 as compensation for their respective services rendered to CLM for that period.

           Bear Stearns Funds Management Inc. ("BSFM"), serves as PGF's and CLM's administrator. PGF and CLM each pay BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the respective Fund's average weekly net assets, subject to a minimum annual fee of $50,000. In addition to the fee, each Fund is required to reimburse the Administrator all out-of-pocket expenses incurred by the Administrator for attendance at any meetings (outside the New York metropolitan area) of the Board of Directors, or any committees of such Board, or any other meetings or presentations for which the Administrator is required to attend. For the period January 1, 2001 through December 31, 2001, BSFM earned $58,976 for services performed on behalf of PGF. For the period April 19, 2001 through December 31, 2001, BSFM earned $39,658 for services performed on behalf of CLM. Prior to BSFM becoming the administrator to CLM, PFPC, Inc. acted as CLM's administrator. During the period beginning January 1, 2001 and ending April 19, 2001, PFPC, Inc. earned $21,696 for its services rendered on behalf of CLM.

           Based on June 30, 2002 net assets and projected expenses for the year 2002, in the absence of a voluntary fee waiver, PGF's annualized expense ratio would be expected to be approximately 2.35% Based on similar assumptions, PGF's annualized expense ratio after the Merger, not including the expenses of the Merger, is projected to be approximately 1.71%. So long as the voluntary fee waiver described above is in effect, PGF's annualized expense ratio, including the expenses of the merger, is expected to be 1.20%. The actual expense ratios for the current and fiscal years, whether or not the Merger occurs, may be higher or lower than these projections and depend upon performance, general stock market and economic conditions, net asset levels, stock prices and other factors, as well as whether the voluntary fee waiver is continued.

           See "Expense Table" for the current expenses of each Fund and pro forma expenses following the Merger.

DISTRIBUTION POLICIES

           In June 2002 both Funds announced distribution policies under which they would distribute fixed, monthly amounts. Such amounts have been distributed in July and August and distributions have been declared by the Boards of Directors for the month of September. Such distributions may be treated as returns of capital, capital gain or ordinary income depending on each Fund's tax position for the year as a whole. Stockholders will be advised of the relevant treatment when the tax positions are known.

           It is the intention of the current Board of Directors to continue its current distribution policy after the Merger but there can be no guarantee that the policy will be continued for any specific time period.

UNREALIZED CAPITAL GAINS/LOSSES.

           As of June 30, 2002, PGF had approximately $5,950,000 of unrealized capital losses, representing approximately 20.90% of its net assets. As of that same date, CLM had approximately $515,000 of unrealized capital gains, representing approximately 1.75% of its net assets. As of December 31, 2001, PGF and CLM had $11,780,944 and $142,060 of capital loss carryforwards, respectively.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER.

           As a condition to the closing of the Merger, both Funds will receive an opinion of Spitzer & Feldman P.C., counsel to the Funds, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). Accordingly, neither CLM, PGF nor the stockholders of either Fund will recognize any substantial gain or loss as a result of the Merger. The holding period and the aggregate tax basis of PGF shares received by a CLM stockholder will be the same as the holding period and aggregate tax basis of the shares of CLM previously held by the stockholder. All the CLM stockholders that do not participate in CLM's dividend reinvestment plan and receive cash for their fractional shares may recognize gain. The holding period and the aggregate tax basis of the assets received by PGF in the Merger will be the same as the holding period and the tax basis of such assets in the hands of CLM immediately before the Merger. For more information about the tax consequences of the Merger, see "Information about the Merger - Tax Considerations."

DISCOUNT FROM NET ASSET VALUE.

           Shares of closed-end funds frequently trade at a market price that is less than the value of a fund's net assets. The possibility that shares of PGF and CLM will trade at a discount from its net asset value is a risk separate and distinct from the risk that such Fund's net asset value will decrease. Except for limited periods of time, PGF's and CLM's shares have traded in the market at a discount.

EXPENSES OF THE MERGER.

           In evaluating the proposed Merger, Cornerstone Advisors has estimated the amount of expenses the Funds would incur at approximately $137,000, which includes NYSE fees, SEC registration fees, legal and accounting fees, proxy and distribution costs, and expenses incurred in connection with the Merger. The aggregate amount of estimated expenses of the Merger will be allocated equally between the Funds, regardless of whether the Merger is consummated, including the SEC registration fees and the fees for listing additional shares of PGF on the NYSE.

           The expenses of the Merger, without giving effect to the voluntary fee waiver, are expected to result in a reduction in net asset value per PGF share of approximately $0.06, and a reduction in net asset value per CLM share of approximately $0.02.

                             PRINCIPAL RISK FACTORS

           Both PGF and CLM are closed-end management investment companies and are designed primarily for long-term investors and not as trading vehicles.

           STOCK MARKET VOLATILITY. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Funds are subject to the general risk that the value of their investments may decline if the stock markets perform poorly. There is also a risk that each Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

           ISSUER SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

           INTEREST RATE RISK. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

           CREDIT RISKS. Fixed income securities rated B or below by S&Ps or Moody's may be purchased by either Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

           EXTENSION RISK. Each Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

           ILLIQUID SECURITIES.Each Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

           INVESTMENT IN SMALL AND MID-CAPITALIZATION COMPANIES. Each Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If a Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

           OVER-THE-COUNTER BULLETIN BOARD MARKETS. Each Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market. A more active trading market may never develop. Each Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

           ANTI-TAKEOVER PROVISIONS. Each Fund's Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

           LEVERAGE RISK. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as each Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that each Fund's leverage strategy will be successful.

           FOREIGN SECURITIES RISK. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that each Fund invests a significant amount of its investments in companies located in one region.

           DEBT SECURITY RISK. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

           COMMON STOCK RISK. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report or acts of terrorism, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

           MARKET DISCOUNT FROM NET ASSET VALUE. Shares of closed end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the common stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the common stock will depend not upon the Fund's net asset value but entirely upon whether the market price of the common stock at the time of sale is above or below the investor's purchase price for the common stock. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the common stocks will trade at, below or above net asset value or at, below or above the initial public offering price. In recent years, shares of both Funds have traded at a discount to their respective net asset values.

           NON-DIVERSIFICATION.Because PGF is classified as "non-diversified" under the Investment Company Act it can invest a greater portion of its assets in securities of a single issuer. As a result, PGF will be more susceptible than CLM, a more widely diversified fund, to any single corporate, economic, political or regulatory occurrence.

           As a shareholder, you may pay certain fees and expenses if you hold shares of PGF, CLM or in PGF post merger. These fees and expenses, including based on a pro forma basis, post merger are set forth in the table below and the example that follows.

                                  EXPENSE TABLE

SHAREHOLDER TRANSACTION EXPENSES                      PGF           CLM           PGF
                                                      ---           ---           ---
                                                                              PRO FORMA,
                                                                             POST MERGER

Sales Load (as a percentage of offering price)        N/A           N/A           N/A
Dividend  Reinvestment  and Cash Purchase Plan         $0            $0            $0
Fees
ANNUAL EXPENSES(1)
Investment Advisory Fees                             1.00%         1.00%         1.00%
OTHER EXPENSES(2)                                    1.35%          1.17         0.71%
                                                     -----          ----         -----
TOTAL ANNUAL EXPENSES                               2.35%(3)      2.17%(3)      1.71%(3)
                                                    ========      ========      ========


(1) The percentages in the above table expressing annual fund operating expenses are based on each Fund's operating expenses.
(2) Other Expenses include administration, fund accounting, custody and transfer agency fees as well as legal and auditing annual expenses. These figures do not reflect the expenses of the Merger.
(3) Total Annual Expenses do not reflect the effect of any voluntary fee waiver by the Adviser. Assuming that the voluntary fee waiver by the Adviser continues, the Total Annual Expenses are anticipated to be approximately 1.20%. Cornerstone Advisors has committed to voluntarily waive fees through December 31, 2002. The Adviser may discontinue the fee waiver after the date, in its sole discretion.

Example. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Stockholders do not pay these expenses directly, they are paid by the Funds before they distribute net investment income to Stockholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns will vary.

                             PGF               CLM               PGF
                                                              PRO FORMA,
                                                             POST MERGER

             1 Year          $238             $220               $174
            3 Years          $733             $679               $539
            5 Years         $1,255           $1,164             $ 928
            10 Years        $2,686           $2,503             $2,019

                              FINANCIAL HIGHLIGHTS

           The information required in this portion is being incorporated by reference from each Fund's Semi-Annual Report to Stockholders Dated June 30, 2002 which have been filed with the Commission. Each Fund's Annual Report dated December 31, 2001 and Semi-Annual Report dated June 30, 2002 may be obtained without charge, by writing to the Secretary of the respective Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23 Fl., New York, New York 10179, or by calling (212) 272-2093.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

ORGANIZATION.

           PGF is a closed-end, non-diversified management investment company and CLM is a closed-end, diversified management investment company, both registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by Cornerstone Advisors. The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "PGF" and "CLM", respectively. After the Merger, PGF's shares will continue to trade on the NYSE under the symbol "PGF", while CLM's shares will be delisted and CLM will cease to exist.

           The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Funds' shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

INVESTMENT OBJECTIVES.

           PGF

           PGF's investment objective is to seek total return consisting of capital appreciation and current income by investing primarily in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities which Fund management believes have demonstrated fundamental investment value and favorable growth prospects. In general, PGF invests in such equity securities that are traded in the United States on a securities exchange or over the counter or as sponsored American Depositary Receipts ("ADR") or other forms of depositary receipt, such as International Depositary Receipts ("IDR"). Depositary receipts, which are sponsored, are issued with the cooperation of the company whose stock underlies the ADR. They are traded over an exchange like common stocks in the United States, are typically issued in connection with a U.S. or foreign banks or trust companies and evidence ownership of the underlying securities issued by a foreign corporation including, voting rights.

           CLM

           CLM's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies which Fund management believes have demonstrated fundamental investment value and favorable growth prospects. In general, CLM invests primarily in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter.

           Each Fund's foregoing investment objective cannot be changed without the vote of a majority of that Fund's outstanding voting securities as defined in the Investment Company Act. No assurance can be given that either Fund's investment objective will be achieved.

COMPARISON OF PRINCIPAL INVESTMENT POLICIES.

           PGF

           PGF's portfolio, under normal market conditions, consists principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs. The Fund may, however, invest a portion of its assets in U.S. dollar denominated debt securities when Fund management believes that it is appropriate to do so in order to achieve the Fund's investment objective - for example when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by Fund management to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating. The Fund may not, however, invest more than 5% of its assets in debt securities that are determined by Fund management to be rated or comparable to securities rated B or below by S&P or Moody's.

           PGF's management utilizes a balanced approach, including value and growth investing by seeking out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general in the securities industry, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.

           PGF may also invest up to 10% of its assets in the aggregate in the securities of other investment companies and up to 5% of its assets in any one such investment company, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

           PGF may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund's assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

           PGF does not expect to trade in securities for short-term gains. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses. Since the Fund's investment policies emphasize long-term investment in the securities of companies, the Fund's annual portfolio turnover rate is expected to be relatively low, ranging between 50% and 75%.

           CLM

           CLM's portfolio, under normal market conditions, will consist principally of the equity securities of U.S. and non-U.S. companies. In general, CLM invests primarily in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers' acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million. In addition, CLM may engage in hedging transactions to reduce its company market and currency exchange exposure.

           CLM may also invest up to 10% of its assets in the aggregate in the securities of other investment companies and up to 5% of its assets in any one such investment company, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

           CLM may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund's assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

           CLM does not expect to trade in securities for short-term gains. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses. Since the Fund's investment policies emphasize long-term investment in the securities of companies, the Fund's annual portfolio turnover rate is expected to be relatively low, ranging between 50% and 75%.

           Although CLM has the ability to invest a significant portion of its assets in non-U.S. companies, the Fund has maintained the investment of at least 94% of its assets in U.S. companies during the period from June 30, 2001 through June 30, 2002.

           Each Fund's foregoing investment policies may be changed by each Fund's respective Board of Directors without shareholder vote.

           CLM'S AND PGF'S NON-PRINCIPAL INVESTMENT POLICIES

           TEMPORARY DEFENSIVE POSITIONS. Each Fund may, in attempting to respond to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with its principal investment strategies. Such investments include various short-term instruments. If a Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on the Fund's performance and it may not achieve its investment objective.

           SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers in amounts equal to no more than 33 1/3% of the Fund's net assets. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations. These transactions involve risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss and you could lose money on your investment.

           BORROWING.Each Fund may borrow money from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund.

           REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities (collateral) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

           Under the Investment Company Act, neither Fund may:

           - invest more than 5% of its total assets in the securities of any one investment company, nor
           - acquire more than 3% of the outstanding voting securities of any such company.


                       UNITED STATES FEDERAL INCOME TAXES

           The following is a brief summary of certain United States federal income tax issues that apply to each Fund. Stockholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

           Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company ("RIC"), for each taxable year under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its stockholders.

           Each Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers. The Funds currently expect to distribute any excess annually to their stockholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax, currently at a rate of 35%, on the amount retained. In that event, that Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who:

           - will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,

           - will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

           - will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income.

           Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to stockholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to stockholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, stockholders of the electing Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such stockholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions, but such a stockholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each stockholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

           Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its stockholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, stockholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

           Stockholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid, or that are treated as having been paid, by that Fund to its stockholders during the preceding taxable year. For a more detailed discussion of tax matters affecting each Fund and its stockholders, see "Taxation" in the SAI.

                          INFORMATION ABOUT THE MERGER

GENERAL.

           Under the Plan, CLM will merge with and into PGF on the Effective Date. As a result of the Merger and on the Effective Date:

           - CLM will no longer exist, and

           - PGF will be the surviving corporation and CLM will then:

                     1) deregister as an investment company under the Investment
                        Company Act,
                     2) withdraw from registration under the Securities Exchange
                        Act of 1934 (the "Exchange Act"),
                     3) remove its shares of common stock from listing on the
                        NYSE, and
                     4) cease its separate existence under Maryland law.

           Each share of common stock of CLM will convert into an equivalent dollar amount of full shares of PGF common stock based on the net asset value per share of each Fund calculated at the close of business on the Business Day preceding the Effective Date. PGF fractional shares will be issued to all of the CLM stockholders that participate in CLM's dividend reinvestment plan. Any CLM stockholder that does not participate in CLM's dividend reinvestment plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares.

           Under Section 3-202 of the Maryland General Corporation Law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the stockholders of the Funds will be bound by the terms of the Merger. However, any stockholder of either Fund may sell his or her shares of common stock at any time prior to the Merger on the NYSE.

           The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Effective
Date:

           - by the mutual written consent of the Board of Directors of each Fund, or

           - by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

           If the Merger has not been consummated by December 31, 2002, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

REASONS FOR THE MERGER.

           The Board of Directors of each Fund considered and unanimously approved the proposed Merger at separate meetings of each Board held on August 2, 2002. For the reasons discussed below, the Board of Directors of each Fund, including Non-interested Directors of each Fund, after consideration of the potential benefits of the Merger to the stockholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, unanimously determined that:

           - the interests of the existing stockholders of that Fund will not be diluted as a result of the proposed Merger, and

           - the proposed Merger is in the best interests of that Fund.

           The reasons stated above were fully recorded in each Fund's minute books.

           Three principal factors led each Fund's Board of Directors to reach these conclusions: (1) the Merger will create a larger Fund and, consequently, should, all other factors being equal, result in an expense ratio that is lower than the expense ratio of either Fund; (2) the larger Fund should provide better market liquidity for stockholders who want to sell their shares or add to their holdings; and (3) it has been a prime objective of each Board, through a variety of actions, to reduce the discount at which shares trade. Some of the actions taken to reduce the discount include the implementation of several large distributions to PGF's stockholders which the Adviser believes will be classified as a return of capital, a one-for-four reverse stock split that was recently completed, and, as of June 30, 2002, PGF's Board implemented a fixed, monthly distribution policy. Some of the actions taken by CLM's Board of Directors include the implementation of an aggressive buy-back program and the implementation of a fixed, monthly distribution policy. In addition to those actions taken, the investment Adviser of both Fund's agreed to implement a voluntary fee waiver. Thus, the Adviser will voluntarily waive its management fees to each Fund to the extent that monthly operating expenses exceed 0.10% of net assets calculated on a monthly basis. The Boards believe that, all other things being equal, a lower expense ratio and better market liquidity for the shares should lead to a lower discount.

IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS STOCKHOLDERS.


           Stockholders should note that the Boards of Directors of the two Funds are identical. Therefore, although the Non-interested Directors are "non-interested" with respect to each of the Funds under the Investment Company Act, they are not at arm's length with respect to the proposed Merger.

           The Board of Directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

           (1) the capabilities and resources of Cornerstone Advisors in the area of investment management;
           (2) expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;
           (3) the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing stockholders;
           (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;
           (5) the tax consequences to each Fund and its stockholders in connection with the Merger; and
           (6)      the anticipated expenses of the Merger.

           In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each Board also considered information provided to them by Cornerstone Advisors concerning:

           (1)      the comparative performance records of the two Funds,
           (2)      public and market perception of the two Funds,
           (3)      the relative size of the two Funds,
           (4) the investment policies and strategies Cornerstone Advisors intends to utilize in managing the merged fund,
           (5) Cornerstone Advisors' recommendation that PGF be the surviving corporation, and
           (6)      the relative tax positions of the Funds.


TERMS OF THE MERGER AGREEMENT.

           The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

           Each share of common stock of CLM will convert into an equivalent dollar amount of full shares of PGF common stock based on the net asset value per share of each Fund calculated at the close of business on the Business Day (as defined in the Plan of Merger) preceding the Effective Date. PGF fractional shares will be issued to all of the CLM stockholders that participate in CLM's dividend reinvestment plan. Any CLM stockholder that does not participate in CLM's dividend reinvestment plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares.

           For purposes of valuing assets in connection with the Merger, the assets of CLM will be valued pursuant to the principles and procedures consistently utilized by PGF, which principles and procedures are also utilized by CLM in valuing its own assets and determining its own liabilities. As a result, it is not expected that PGF's valuation procedures as applied to CLM's portfolio securities will result in any difference from the valuation that would have resulted from the application of CLM's valuation procedures to such securities. The net asset value per share of PGF common stock will be determined in accordance with these principles and procedures, and PGF will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses, nor will it be adjusted to take into account the potential value of capital loss carryforwards.

           PGF will issue separate certificates or share deposit receipts for PGF common stock to stockholders of CLM. PGF will deliver these certificates or share deposit receipts representing shares of PGF common stock to American Stock Transfer & Trust Co., as the transfer agent and registrar for PGF common stock. PGF will not permit any CLM stockholder to receive new certificates representing shares of PGF common stock until the stockholder has surrendered his or her outstanding certificates representing shares of the common stock of CLM or, in the event of lost certificates, posted adequate bond. CLM will request its stockholders to surrender their outstanding certificates representing shares of the common stock of CLM or post adequate bond therefor. Dividends payable to holders of record of shares of PGF as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of CLM will be paid to such stockholder, without interest; however, such dividends will not be paid unless and until such stockholder surrenders his or her stock certificates of CLM for exchange.

PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, STOCKHOLDERS OF CLM WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR PGF STOCK CERTIFICATES.

           The net asset value of the PGF shares received by CLM stockholders will be equal to the aggregate net asset value of the CLM shares exchanged.

           The Plan provides, among other things, that the Merger will not take place without:
           - the requisite approval of the stockholders of PGF and CLM, and
           - the effectiveness of a Registration Statement on Form N-14.

           The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 2002 if the Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

           The Plan may be amended, modified or supplemented by mutual agreement of CLM and PGF. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to CLM stockholders will be permitted following the meeting unless those stockholders consent to the amendment.

EXPENSES OF THE MERGER.

           In evaluating the proposed Merger, Cornerstone Advisors has estimated the amount of expenses the Funds will incur, including, but not limited to, NYSE listing fees, SEC registration fees, legal and accounting fees, proxy and distribution costs, and expenses incurred in connection with the Merger. The estimated total expenses pertaining to the Merger is approximately $137,000.

           The expenses of the Merger, without giving effect to the voluntary fee waiver, are expected to result in a reduction in net asset value per PGF share of approximately $0.06, and a reduction in net asset value per CLM share of approximately $0.02.

TAX CONSIDERATIONS.

           The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Spitzer & Feldman P.C., substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

           - the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

           - no gain or loss will be recognized by either Fund as a result of the Merger,

           - the basis of the assets of CLM in the hands of PGF will be the same as the basis of such assets to CLM immediately prior to the Merger,

           - the holding period of the assets of CLM in the hands of PGF will include the period during which such assets were held by CLM,

           - no gain or loss will be recognized by the stockholders of CLM upon the conversion of their CLM shares into PGF common stock,

           - the basis of PGF shares received by the stockholders of CLM will be the same as the basis of the shares of CLM exchanged therefor,

           - gain or loss may be recognized by the stockholders of CLM upon the issuance of cash in lieu of their fractional shares, and

           - the holding period of PGF shares received by the stockholders of CLM will include the holding period during which the shares of CLM exchanged therefor were held, provided that at the time of the exchange the shares of CLM were held as capital assets in the hands of the stockholders of CLM.

           While CLM is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and stockholders may wish to consult their own tax advisers with respect to such matters.

           The Board of Directors of each Fund considered the tax loss carryforward and current capital loss positions of the two Funds as part of their overall process of considering the proposed Merger. They also considered professional advice that they received regarding the future use of these various capital loss categories to offset future capital gains. This professional advice included the possibility that in some circumstances utilization of the capital loss carryforwards might be restricted, in part because of the Merger. The Boards also considered whether the ability to continue to utilize the capital loss carryforwards should be made a condition to the effectiveness of the Merger and concluded that it should not. The Boards concluded that in their respective judgments, under all of the facts and circumstances known to them after considering the advice of their professional advisers, the Merger is in the best interests of both Funds and their stockholders, even if as a consequence there may be "truncation" (restriction on the utilization) of the capital loss carryforwards under the Code.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

DESCRIPTION OF SECURITIES TO BE ISSUED.

           The authorized stock of PGF consists of One Hundred Million (100,000,000) shares of common stock, U.S. $0.001 par value. Shares of PGF entitle its holders to one vote per share. Holders of PGF's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of PGF available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of PGF are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. PGF holds stockholder meetings annually.

           The following table shows information about the common stock of each Fund as of June 30, 2002.


    PGF          AMOUNT AUTHORIZED   AMOUNT HELD BY FUND      AMOUNT OUTSTANDING
    ----
COMMON STOCK        100,000,000               0                   1,147,786
    CLM
    ---
COMMON STOCK         25,000,000           2,204,140               3,805,860

           As of June 30, 2002, the net asset value of PGF common stock was $24.80, and the market price per share was $23.40. As of that same date, the net asset value of CLM common stock was $7.73, and the market price per share was $6.65.

DISCOUNT TO NET ASSET VALUE.

           Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for stockholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

           During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, and does so currently. It is not possible to state whether shares of PGF will trade at a premium or discount to net asset value following the Merger, or the extent of any such premium or discount. The Directors of both Funds have regularly considered, and the Directors of PGF will continue to consider, the respective Fund's market price discount and the effect of the discount on the Fund and its stockholders.


                PER SHARE DATA FOR PROGRESSIVE RETURN FUND, INC.
                         COMMON STOCK TRADED ON THE NYSE

                                                          Closing Market    Closing Net Asset        Premium/Discount
Quarter Ended       High Price ($)     Low Price ($)        Price ($)           Value ($)
   3/31/99               68.00             54.75              54.75               65.52                   (16.44)
   6/30/99               58.00             54.50              57.25               60.84                   (5.90)
   9/30/99               57.75             50.75              50.75               56.56                   (10.27)
  12/31/99               54.50             47.75              52.25               61.84                   (15.51)
   3/31/00               57.75             52.25              56.75               64.40                   (11.88)
   6/30/00               56.75             46.25              49.75               60.44                   (17.69)
   9/30/00               49.75             44.00              44.00               55.00                   (20.00)
  12/31/00               40.75             37.25              38.00               49.48                   (23.20)
   3/31/01               43.80             36.04              37.04               44.04                   (15.89)
   6/30/01               40.60             36.48              40.00               45.96                   (12.97)
   9/30/01               38.92             30.60              32.00               39.44                   (18.86)
  12/31/01               38.60             32.88              36.20               40.08                   (9.68)
   3/31/02               37.40             27.80              28.04               30.96                   (9.43)
   6/30/02               27.60             23.35              23.40               24.80                   (5.65)

        PER SHARE DATA FOR CORNERSTONE STRATEGIC VALUE FUND, INC.
                     COMMON STOCK TRADED ON THE NYSE

                                                          Closing Market    Closing Net Asset        Premium/Discount
Quarter Ended       High Price ($)     Low Price ($)        Price ($)           Value ($)
   3/31/99               13.63             12.88              13.13               14.55                   (9.79)
   6/30/99               13.81             12.25              13.81               15.38                   (10.19)
   9/30/99               15.00             13.56              13.81               15.23                   (9.31)
  12/31/99               17.00             13.56              14.25               14.95                   (4.68)
   3/31/00               14.50             12.25              14.50               15.85                   (8.52)
   6/30/00               14.50             12.06              13.00               15.28                   (14.92)
   9/30/00               13.13             11.88              12.06               13.72                   (12.08)
  12/31/00               11.88             10.25              10.59               11.31                   (6.37)
   3/31/01               10.59              7.40               7.75                9.19                   (15.67)
   6/30/01               8.55               7.60               8.35                9.68                   (13.74)
   9/30/01               8.00               6.26               6.40                8.35                   (23.35)
  12/31/01               7.93               6.64               7.75                9.31                   (16.76)
   3/31/02               8.01               7.60               7.65                9.04                   (15.38)
   6/30/02               7.66               6.65               6.65                7.73                   (13.97)


CAPITALIZATION.

           The following table shows on an unaudited basis the capitalization of PGF and CLM as of June 30, 2002 and on a pro forma basis as of that same date giving effect to the Merger:

                                    PGF               CLM               PGF
                                                                     PRO FORMA
                                                                    POST MERGER
          Net Assets            $28,464,996       $29,413,776      $57,708,555*
    Shares of Common Stock        1,147,786         3,805,860        2,332,779
         Outstanding
   Net Assets Per Share of           $24.80             $7.73           $24.74
         Common Stock

           -------------
           * The Pro Forma Net Assets of PGF Post Merger account for the aggregate cost of the merger to both CLM and PGF, which is approximately $137,000.


DIVIDENDS AND OTHER DISTRIBUTIONS.

           Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by stockholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in shares of the Fund at market value and credited to the stockholder's account on the settlement date which is usually three Business Days from the purchase date or, at the stockholder's election, paid in cash.

           On June 19, 2002, each Fund's Board of Directors authorized the implementation of a fixed, monthly distribution policy whereby PGF would distribute on a monthly basis $0.2675 per share and CLM would distribute $0.0825 per share to their respective stockholders. Each distribution could consist of either income, capital gains, or return of capital, or a combination of all three. The Board of Directors of PGF, in its continuing discretion, intends to continue a fixed, monthly distribution policy after the Merger.

PORTFOLIO VALUATION.

           Investments of each Fund are stated at value in each Fund's financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by each Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors of each Fund has established general guidelines for calculating fair value of securities that are not readily marketable. At June 30, 2002, both PGF and CLM held no securities valued in good faith by the Board of Directors. The net asset value per share of each Fund is made public weekly.

           For purposes of valuing assets in connection with the Merger, the assets of CLM will be valued pursuant to the principles and procedures consistently utilized by PGF, which principles and procedures are also utilized by CLM in valuing its own assets and determining its own liabilities. As a result, it is not expected that PGF's valuation procedures as applied to CLM's portfolio securities will result in any difference from the valuation that would have resulted from the application of CLM's valuation procedures to such securities.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.

           Each Fund operates a Dividend Reinvestment and Cash Purchase Plan (the "Program"), sponsored and administered by American Stock Transfer & Trust Co. (the "Agent"), pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. American Stock Transfer & Trust Co., serves as the Program Administrator for the stockholders in administering the Program.

           Stockholders who have shares registered directly in their own names automatically participate in the respective Fund's Program, unless and until an election is made to withdraw from the Program on behalf of such participating stockholder. Stockholders who do not wish to have distributions automatically reinvested should so notify the Agent at 59 Maiden Lane, New York, New York 10038. Under the Program, each of the Fund's respective dividends and other distributions to stockholders are reinvested in full and fractional shares as described below.

           When the respective Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the stockholders behalf, will (i) receive additional authorized shares from the respective Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock ("Newly Issued Shares") or,
(ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the respective Fund ("Open Market Purchases").

           Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting stockholders at a price equal to the average closing price of the respective Fund over the five trading days preceding the payment date of such dividend.

           Registered stockholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the stockholder will automatically receive such Dividends in additional shares.

           Participants in the Program may withdraw from the Program by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a Participant withdraws from the Program, or upon termination of the Program as provided below, certificates for whole shares credited to his/her account under the Program will, upon request, be issued. Whether or not a participant requests that certificates for whole shares by issued, a cash payment will be made for any fraction of a share credited to such account.

           The Agent will maintain all stockholder accounts in the Program and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. The Agent will hold shares in the account of each Program participant in non-certified form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Program. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating stockholders.

           In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Program, the Agent will administer the Program on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder's name and held for the account of beneficial owners participating in the Program.

           All correspondence concerning the Program should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

CORPORATE GOVERNANCE PROVISIONS.

           Both Funds are Maryland corporations and in many respects have similar charter and by-law provisions.

SPECIAL VOTING PROVISIONS AND REQUIREMENTS.

           The Articles of Incorporation and By-laws of each Fund contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors of each Fund is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

           The affirmative vote of at least sixty-six and two-thirds (66 2/3%) of the holders of the shares of either of the Funds is required to authorize any of the following transactions:

           (i) merger, consolidation or share exchange of either of the Funds with or into any Principal Shareholder (as defined below);
           (ii) issuance by either of the Funds of any securities of either of the Funds to any Principal Shareholder for cash;
           (iii) sale, lease, or exchange by either of all or any substantial part of the assets of the Funds to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and
           (iv) The sale, lease or exchange to the Funds, in exchange for securities of the Funds, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

           Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at stockholders' meetings where the Fund has not received sufficient prior notice of the matters.

           The Board of Directors of each Fund has determined that the foregoing voting requirements are in the best interests of Stockholders generally. A "Principal Shareholder" is defined in each Fund's respective Articles of Incorporation as any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of any class of stock of the respective Fund and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. In addition to the shares of stock which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of either of the Funds (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding stock option granted by the respective Fund), or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of either Fund, or which is its "affiliate" or "associate," as those terms are defined in Rule 12b-2 of the 1934 Act, and (b) the outstanding shares of any class of stock of either Fund shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversions rights or warrants, or otherwise.

BY-LAWS.

           Each Fund's By-laws provide, among other things, that:

           - certain advance notice requirements must be met in order for Stockholders to submit proposals at annual meetings and for nominations by stockholders for election to the Board of Directors, and
           - the power to amend the By-laws is reserved to the Board of Directors, except as otherwise required by the Investment Company Act.

MANAGEMENT OF THE FUNDS

DIRECTORS AND PRINCIPAL OFFICERS.

           The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors, and the day-to-day operations are conducted through or under the direction of the officers of that Fund. The Directors and Officers of PGF are also the Directors and Officers of CLM. Please see CLM Proposal 2 for a more thorough discussion of CLM's Directors and Officers.

           The following tables set forth the names, ages and principal occupations of each of the Directors of PGF:


                                              Term of
                                              Office                                   Directorships held by Director
Name, Address and Age          Position(s)    Since      Principal Occupation during   outside of the Fund Complex*
                               with Fund                 past 5 years

CLASS I NON-INTERESTED DIRECTORS SERVING UNTIL THE YEAR 2004 ANNUAL MEETING OF
STOCKHOLDERS.

Andrew A. Strauss (48)         Director       2000       Attorney and senior member    Director of The SmallCap Fund, Inc.;
77 Central Avenue                                        of Strauss & Associates,      Memorial Mission Hospital Foundation
Suite F                                                  P.A., Attorneys, Asheville    and Deerfield Episcopal Retirement
Asheville, NC 28801                                      and Hendersonville, N.C.;     Community.
                                                         previous President of White
                                                         Knight Healthcare, Inc. and
                                                         LMV Leasing, Inc., a wholly
                                                         owned subsidiary of Xerox
                                                         Credit Corporation.

Thomas H. Lenagh (79)          Director       2001       Chairman of the Board of      Director of Gintel Fund, The Adams
13 Allen's Corner Road                                   Inrad Corp. and Independent   Express Corp., Petroleum and
Flemington, NJ 08822                                     Financial Adviser.            Resources Corporation and ICN
                                                                                       Pharmaceuticals.

CLASS II NON-INTERESTED DIRECTOR SERVING UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS
Edwin Meese III (70)              Director       2001    Distinguished Fellow, The
The Heritage Foundation                                  Heritage Foundation,
214 Massachusetts Ave. NE                                Washington D.C.;
Washington D.C. 20002                                    Distinguished Visiting
                                                         Fellow at the Hoover
                                                         Institution, Stanford
                                                         University; Distinguished
                                                         Senior Fellow at the
                                                         Institute of United States
                                                         Studies, University of
                                                         London; and Formerly U.S.
                                                         Attorney General under
                                                         President Ronald Reagan.

CLASS III NON-INTERESTED DIRECTORS SERVING UNTIL THE YEAR 2003 ANNUAL MEETING OF
STOCKHOLDERS.
Glenn W. Wilcox, Sr. (70)      Director       2000       Chairman of the Board and     Director of The SmallCap Fund, Inc.;
One West Pack Square                                     Chief Executive Officer of    Wachovia Corp.; Board Trustee and
Suite 1700                                               Wilcox Travel Agency.         Chairman of Appalachian State
Asheville, NC 28801                                                                    University; Board Trustee and
                                                                                       Director, Mars Hill College;
                                                                                       Director, Champion Industries, Inc.;
                                                                                       Chairman, Tower Associates, Inc. (a
                                                                                       real estate venture).



                                      -36-


Scott B. Rogers (46)           Director       2000       Chief Executive Officer,      Director of A-B Vision Board;
30 Cumberland Ave.                                       Asheville Buncombe            Chairman and Director, Recycling
Asheville, NC 28801                                      Community Christian           Unlimited and Interdenominational
                                                         Ministry; and President,      Ministerial Alliance; Director,
                                                         ABCCM Doctor's Medical        Southeastern Jurisdiction Urban
                                                         Clinic; Appointee, NC         Networkers.
                                                         Governor's Commission on
                                                         Welfare to Work.

INTERESTED DIRECTOR: CLASS II DIRECTOR:

Ralph W. Bradshaw (51)**       Chairman of    1999       President of Cornerstone      Director of The SmallCap Fund, Inc.
One West Pack Square           the Board                 Advisors, Inc., and of the
Suite 1650                     and President             Funds within the Fund
Asheville, NC 28801                                      Complex; Financial
                                                         Consultant; Vice President,
                                                         Deep Discount Advisors,
                                                         Inc. (1993-1999).

------------
* As of January 2, 2002, the Fund Complex is comprised of PGF, CLM, The Cornerstone Strategic Return Fund, Inc. and EIS Fund, Inc. all of which are managed by Cornerstone Advisors, Inc. as of that date.
** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("Investment Company Act") because he is a director, officer and 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager.

           All of the Directors of PGF served on the Board of Directors for each closed-end fund within the Fund Complex that was managed by Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's investment manager, during the year ended December 31, 2001. EIS Fund, Inc. was not managed by Cornerstone Advisors until January 2, 2002 and with the exception of Messrs. Lenagh and Meese, all of the members of PGF's Board of Directors, including Mr. Gary A. Bentz, serve on EIS Fund, Inc.'s Board of Directors.

           The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of PGF and of all Funds overseen by each Director in the Fund Complex as of June 30, 2002. The information as to beneficial ownership is based on statements furnished to PGF by each Director.



        NON-INTERESTED DIRECTORS:
------------------------------- --------------------------- -----------------------------------------------------
Name                            Dollar   Range  of  Equity  Aggregate  Dollar Range of Equity  Securities in All
                                Securities in PGF.          Funds Overseen by Directors in Fund Complex.
------------------------------- --------------------------- -----------------------------------------------------
------------------------------- --------------------------- -----------------------------------------------------
Edwin Meese III                 -                           -
------------------------------- --------------------------- -----------------------------------------------------
------------------------------- --------------------------- -----------------------------------------------------
Andrew A. Strauss               $1-$10,000                  $10,001-$50,000
------------------------------- --------------------------- -----------------------------------------------------
------------------------------- --------------------------- -----------------------------------------------------
Thomas H. Lenagh                -                           -
------------------------------- --------------------------- -----------------------------------------------------
------------------------------- --------------------------- -----------------------------------------------------
Glenn W. Wilcox Sr.             $1-$10,000                  $10,001-$50,000
------------------------------- --------------------------- -----------------------------------------------------
------------------------------- --------------------------- -----------------------------------------------------
Scott B. Rogers                 -                           -
------------------------------- --------------------------- -----------------------------------------------------

        INTERESTED DIRECTOR:
------------------------------- --------------------------- -----------------------------------------------------
Name                            Dollar   Range  of  Equity  Aggregate  Dollar Range of Equity  Securities in All
                                Securities in PGF.          Funds Overseen by Directors in Fund Complex.
------------------------------- --------------------------- -----------------------------------------------------
------------------------------- --------------------------- -----------------------------------------------------
Ralph A. Bradshaw               $10,001-$50,000             $50,001-$100,000
------------------------------- --------------------------- -----------------------------------------------------


                               EXECUTIVE OFFICERS

           In addition to Mr. Bradshaw, the current officers of PGF are:

                                                 Term of
Name, Address and Age           Position(s)      Office       Principal Occupation during past 5   Directorships held by
                                with Fund        Since        years                                Officer

Gary A. Bentz (46)              Vice President   2001         Chief Financial Officer of           Director of EIS Fund,
One West Pack Square            and Treasurer                 Cornerstone Advisors, Inc., Vice     Inc.
Suite 1650                                                    President and Treasurer of The
Asheville, NC 28801                                           Cornerstone Strategic Return Fund,
                                                              Inc., Cornerstone Strategic Value
                                                              Fund, Inc. and EIS Fund, Inc.;
                                                              Financial Consultant; CPA; Chief
                                                              Financial Officer of Deep Discount
                                                              Advisors, Inc. (1993-2000).

Thomas R. Westle (48)           Secretary        2001         Partner of Spitzer & Feldman P.C.,
405 Park Avenue                                               a law firm, and previous Partner
New York, NY 10022                                            at Battle Fowler LLP; Secretary of
                                                              The Cornerstone Strategic Return
                                                              Fund, Inc., Cornerstone Strategic
                                                              Value Fund, Inc. and EIS Fund, Inc.


           PGF pays each of its Directors who is not a director, officer, partner, co-partner or employee of Cornerstone Advisors or any affiliate thereof a stipend of $6,000, a fee in the amount of $600 per Board Meeting, and a fee of $100 per Special Telephonic Board Meeting. PGF has an Audit and Nominating Committee each of which is comprised of all of the Non-interested members of the Board of Directors. Committee members that attend the Committee Meetings shall receive a fee of $200 per meeting attended. In addition, PGF will reimburse those Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. The aggregate remuneration paid to Directors by PGF during the fiscal year ended December 31, 2001 was $68,816, and the aggregate remuneration paid to Directors by CLM during the fiscal year ended December 31, 2001 was $77,500.


                                   Aggregate
                               Compensation From     Total Compensation From Fund and
      Name of Director               PGF              Fund Complex* Paid to Director

Ralph W. Bradshaw                   $24,671                      $58,621
Glenn W. Wilcox, Sr.                 $7,850                      $26,150
Andrew A. Strauss                    $7,850                      $26,150
Edwin Meese III                      $6,650                      $22,450
Scott B. Rogers                      $7,850                      $26,150
Thomas H. Lenagh                     $6,650                      $23,000
William A. Clark**                   $7,295                      $31,745

-----------------
     * For compensation purposes, Fund Complex refers to CLM, PGF and The Cornerstone Strategic Return Fund, Inc. all of which were managed by Cornerstone Advisors during the year ended December 31, 2001.
     ** Mr. Clark resigned from his position as a member of the Board of Directors of the Fund on January 31, 2001.


           The Articles of Incorporation and By-laws of each Fund provide that the Funds will indemnify directors and officers and may indemnify employees or agents of the Funds against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Funds to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Funds' directors and officers will not be liable to Stockholders for money damages, except in limited instances.

INVESTMENT ADVISER.

           Cornerstone Advisors is the investment adviser to both PGF and CLM pursuant to investment advisory agreements with each.

           Cornerstone Advisors, which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, was incorporated in February of 2001 and began operations in April of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Company Act. In addition to providing investment management services to PGF and CLM, Cornerstone Advisors also provides investment management services to two other closed-end funds, The Cornerstone Strategic Return Fund, Inc. and EIS Fund, Inc. (f/k/a Excelsior Income Shares, Inc.). Mr. Ralph W. Bradshaw, a Director and President of PGF and CLM, serves as each Fund's portfolio manager. The annual advisory fee payable by the Fund under the Cornerstone Agreement is equal to one (1%) percent of the Fund's average weekly net assets.

           Messrs. Ralph Bradshaw and Gary Bentz are the sole stockholders of Cornerstone Advisors and each have had extensive experience with closed-end investment companies. Mr. Bradshaw, served as a Vice President of Deep Discount Advisors, Inc. ("Deep Discount"), a large stockholder of both PGF and CLM, from 1993 to 1999, and Mr. Bentz was affiliated with Deep Discount as its Chief Financial Officer from 1993 to 2000. Messrs. Bradshaw and Bentz no longer possess any ownership interest in Deep

Discount nor do they provide any services to Deep Discount or its clients. There exists no arrangements or understandings among Cornerstone Advisors, Deep Discount, ROIMC or any of their respective stockholders with respect to the Funds.

           Deep Discount and Ron Olin Investment Management Company ("ROIMC"), both of which jointly filed a Schedule 13G with the Securities and Exchange Commission (the "SEC") on February 15, 2002, as beneficial owners of more than five (5%) percent of the outstanding shares of each Fund, are registered investment advisers which, on behalf of their respective advisory clients, invest in the common stock of closed-end investment companies.

           Cornerstone Advisors has sole investment discretion for each Fund's assets under the supervision of each Fund's Board of Directors and in accordance with each Fund's stated policies. Cornerstone Advisors selects investments for each Fund and places purchase and sale orders on behalf of the Funds.

ADMINISTRATOR.

           Bear Stearns Funds Management Inc. ("BSFM") serves as each Fund's administrator pursuant to an administrative agreement with each Fund. BSFM is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

           BSFM provides office facilities and personnel adequate to perform the following services for each Fund:

           - oversight of the determination and publication of each Fund's net asset value in accordance with the respective Fund's policy as adopted from time to time by the respective Board of Directors,
           - maintenance of the books and records of each Fund as required under the Investment Company Act,
           - preparation of each Fund's U.S. federal, state and local income tax returns,
           - preparation of financial information for each Fund's proxy statements and semi-annual and annual reports to Stockholders, and
           - preparation of certain of each Fund's reports to the SEC.

           As of June 30, 2002, BSFM provided accounting and/or administrative services for 29 investment companies and investment partnerships, with combined total assets of approximately $6.6 billion.

CUSTODIAN.

           Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey, is the custodian for both Funds' assets.

TRANSFER AGENT AND REGISTRAR.

           American Stock Transfer & Trust Co., 59 Maiden Lane, New York, New York 10038 acts as the transfer agent and registrar of each Fund.

ESTIMATED EXPENSES.

           Except as otherwise provided in the administrative services agreements, Cornerstone Advisors and BSFM are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of each Fund, as well as the fees of all directors of each Fund who are affiliated with those companies or any of their affiliates. Each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

           - expenses for legal and independent accountants' services,
           - costs of printing proxies, stock certificates and stockholder reports,
           - charges of the custodians, and the transfer and dividend- paying agent's expenses in connection with the Funds' Dividend Reinvestment and Cash Purchase Plan,
           - fees and expenses of unaffiliated directors,
           - accounting and pricing costs,
           - membership fees in trade associations,
           - fidelity bond coverage for the Funds' officers and employees,
           - directors' and officers' errors and omissions insurance coverage,
           - brokerage costs and stock exchange fees,
           - taxes,
           - stock exchange listing fees and expenses, and
           - other extraordinary or non-recurring expenses and other expenses properly payable by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

           The following table shows certain information based on filings made with the SEC concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:


                                                              PGF(1)
                                               ------------------------------------                   CLM
                                               SHARES OF COMMON STOCK BENEFICIALLY    SHARES OF COMMON STOCK BENEFICIALLY
                                                              OWNED                                  OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER                 AMOUNT             %                      AMOUNT        % OF
------------------------------------           -------------------------------------  ------------------------------------

Deep Discount Advisors, Inc. (2)                     721,900          16.8%                    734,580       18.5%
One West Pack Square
Suite 777
Asheville, NC  28801

Ron Olin Investment Management Company (2)         1,812,600          42.2%                    708,900       17.9%
One West Pack Square
Suite 777
Asheville, NC  28801

Ronald G. Olin (3)                                   356,707          33.1%                     N/A          N/A
One West Pack Square
Suite 777
Asheville, NC  28801

Karpus Management, Inc. (4)                         N/A                N/A                     548,955       14.3%
D/b/a Karpus Investment Management
183 Sullys Trail
Pittsford, NY 14534


-----------------
(1) This column accurately reflects the Schedule 13G/As as of the date of filing and may not take into account the effect of the one-for-four reverse stock split that occurred on April 22, 2002. While the number of securities may have been reduced by a factor of four, the percentage of ownership is still accurately stated in the Schedule 13G/As.

(2) Based solely upon information presented in a Schedule 13G/A, dated February 15, 2002 (for PGF) and February 13, 2002 (for CLM), filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company.

(3) Based solely upon information presented in a Schedule 13D/A, dated June 27, 2002, which reflects the effect of the reverse stock split.

(4) Based solely upon information presented in a Schedule 13D/A, dated August 9, 2002, filed by Karpus Management, Inc. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund's shares.


           All the directors and executive officers, as a group, of PGF, as of June 30, 2002, owned less than 1% of the outstanding shares of PGF, and all the directors and executive officers, as a group, of CLM, as of the same date, owned less than 1% of the outstanding shares of CLM.

EXPERTS

           Each Fund previously used PricewaterhouseCoopers LLP, Two Commerce Square, Philadelphia, PA 19103, as its independent public accountants who audited each Funds financial statements for the fiscal year ended December 31, 2001. On April 19, 2002, PGF's stockholders ratified the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002.

           Currently, CLM, in the event that the Merger is not consummated, is requesting that the Fund's stockholders contingently ratify the decision, by the Fund's Board of Directors, to engage Tait, Weller & Baker as independent public accountants. See CLM Proposal 3.

REQUIRED VOTE

           The Merger has been approved by the Board of Directors of each Fund. Approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. Therefore an abstention is equivalent to a vote against the Merger. The Board of Directors of each Fund recommends that the Stockholders vote in favor of this Proposal 1.

LEGAL PROCEEDINGS

           There are currently no material legal proceedings to which the Funds are a party.

LEGAL OPINIONS

           Certain legal matters in connection with the Merger will be passed upon for the Funds by Spitzer & Feldman P.C.

II. ADDITIONAL PROPOSAL TO BE VOTED ON BY PGF STOCKHOLDERS WHICH WILL ONLY TAKE EFFECT IN THE EVENT THAT PROPOSAL 1 IS APPROVED BY BOTH FUNDS STOCKHOLDERS.


                                 PGF PROPOSAL 2

             RATIFICATION OF THE CHANGE IN THE NAME OF THE FUND FROM "PROGRESSIVE RETURN FUND, INC." TO "PROGRESSIVE TOTAL RETURN FUND, INC."

           In connection with the proposed merger of PGF and CLM, the Board of Directors of PGF authorized an amendment to PGF's Articles of Incorporation to change the name of the Fund from "Progressive Return Fund, Inc." to "Progressive Total Return Fund, Inc." which will only take effect in the event that the proposed merger is approved by the shareholders of both Funds. Under the Maryland General Corporation Law, an amendment to a Charter, which changes the name of the corporation, must be authorized by the Board of Directors and ratified by a majority of the outstanding shares entitled to vote.

           At the Board of Directors Meeting held on August 2, 2002, the Board of Directors unanimously authorized the amendment to the Articles of Incorporation to change the name of the Fund from "Progressive Return Fund, Inc." to "Progressive Total Return Fund, Inc.", as set forth on Exhibit B.

           Accordingly, the Board of Directors believes that, subject to shareholder ratification of PGF Proposal 2, changing the name of the Fund to "Progressive Total Return Fund, Inc." is necessary and appropriate and in the best interests of the Fund and its shareholders.

REQUIRED VOTE

           Ratification of the name change requires the affirmative vote of the holders of a majority of PGF's outstanding voting securities. If the name change is approved by the PGF's shareholders and the Merger is consummated, such change will become effective immediately following the filing of the Fund's Certificate of Amendment to the Articles of Incorporation with the Maryland Secretary of State.

           THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND FROM "PROGRESSIVE RETURN FUND, INC." TO "PROGRESSIVE TOTAL RETURN FUND, INC."

III. ADDITIONAL PROPOSALS TO BE VOTED ON BY CLM'S STOCKHOLDERS WHICH WILL ONLY TAKE EFFECT IN THE EVENT THAT THE MERGER IS NOT CONSUMMATED.

                                 CLM PROPOSAL 2:

                              ELECTION OF DIRECTORS


           In accordance with the Fund's By-Laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

           At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class II Directors, currently consisting of Messrs. Thomas H. Lenagh and Scott B. Rogers, expires at the year 2003 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified. The term of office of the Class III Directors, Messrs. Glenn W. Wilcox, Sr. and Andrew A. Strauss, expires at the year 2004 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified.

           At the Meeting, stockholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw and Edwin Meese III as Class I Directors to serve until the year 2005 Annual Meeting of Stockholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

           The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw and Edwin Meese III. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

           The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Class I Directors:


                                    NOMINEES

                                                                                               Directorships held by
                                                   Term of                                     Nominee for Director Outside
                                    Position       Office       Principal Occupation during    of Fund Complex*
Name, Address and Age               with Fund      Since        past 5 years


CLASS I NON-INTERESTED NOMINEE TO SERVE UNTIL THE YEAR 2005 ANNUAL MEETING OF
STOCKHOLDERS:

Edwin Meese III (70)                  Director        2001      Distinguished Fellow, The
The Heritage Foundation                                         Heritage Foundation,
214 Massachusetts Ave. NE                                       Washington D.C.;
Washington D.C. 20002                                           Distinguished Visiting
                                                                Fellow at the Hoover
                                                                Institution, Stanford
                                                                University; Distinguished
                                                                Senior Fellow at the
                                                                Institute of United States
                                                                Studies, University of
                                                                London; and Formerly U.S.
                                                                Attorney General under
                                                                President Ronald Reagan.

INTERESTED NOMINEE TO SERVE UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS:
Ralph W. Bradshaw (51)**            Chairman of       1998      President of Cornerstone       Director of The SmallCap Fund
One West Pack Square                the Board                   Advisors, Inc., and of the
Suite 1650                          and President               Funds within the Fund
Asheville, NC 28801                                             Complex; Financial
                                                                Consultant; Vice President,
                                                                Deep Discount Advisors, Inc.
                                                               (1993-1999).

             ------------
      * As of January 2, 2002, the Fund Complex is comprised of CLM, PGF, The Cornerstone Strategic Return Fund, Inc. and EIS Fund, Inc. all of which are managed by Cornerstone Advisors, Inc.
      ** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("Investment Company Act") because he is a director, officer and 50% shareholder in Cornerstone Advisors, Inc., the Fund's investment manager.



                          REMAINING BOARD OF DIRECTORS

           The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund:

                                             Term of                                    Directorships held by Director
Name, Address and Age         Position(s)    Office       Principal Occupation during   Outside of Fund Complex*
                              with Fund      Since        past 5 years


CLASS II NON-INTERESTED DIRECTORS SERVING UNTIL THE YEAR 2003 ANNUAL MEETING OF
STOCKHOLDERS:

Scott B. Rogers (46)          Director       2000         Chief Executive Officer,      Director of A-B Vision Board;
30 Cumberland Ave.                                        Asheville Buncombe            Chairman and Director, Recycling
Asheville, NC 28801                                       Community Christian           Unlimited and Interdenominational
                                                          Ministry; and President,      Ministerial Alliance; and Director,
                                                          ABCCM Doctor's Medical        Southeastern Jurisdiction Urban
                                                          Clinic; Appointee, NC         Networkers.
                                                          Governor's Commission on
                                                          Welfare to Work.

Thomas H. Lenagh (79)         Director       1987         Chairman of the Board of      Director of Gintel Fund, The Adams
13 Allen's Corner Road                                    Inrad Corp. and Independent   Express Company., Petroleum and
Flemington, NJ 08822                                      Financial Adviser.            Resources Corporation and ICN
                                                                                        Pharmaceuticals International.

CLASS III NON-INTERESTED DIRECTORS SERVING UNTIL THE YEAR 2003 ANNUAL MEETING OF
STOCKHOLDERS:

Glenn W. Wilcox, Sr. (70)     Director       2000         Chairman of the Board and     Director of The SmallCap Fund,
One West Pack Square                                      Chief Executive Officer of    Inc.; Wachovia Corp.; Board Trustee
Suite 1700                                                Wilcox Travel Agency.         and Chairman of Appalachian State
Asheville, NC 28801                                                                     University; Board Trustee and
                                                                                        Director, Mars Hill College;
                                                                                        Director, Champion Industries,
                                                                                        Inc.; and Chairman, Tower
                                                                                        Associates, Inc. (a real estate
                                                                                        venture)

CLASS III NON-INTERESTED DIRECTORS CONTINUED:

Andrew A. Strauss (48)        Director       2000         Attorney and senior member    Director of The SmallCap Fund,
77 Central Avenue                                         of Strauss & Associates,      Inc.; Memorial Mission Hospital
Suite F                                                   P.A., Attorneys, Asheville    Foundation and Deerfield Episcopal
Asheville, NC 28801                                       and Hendersonville, NC;       Retirement Community.
                                                          previous President of White
                                                          Knight Healthcare, Inc. and
                                                          LMV Leasing, Inc., a wholly
                                                          owned subsidiary of Xerox
                                                          Credit Corporation.

      ---------
      *    As of January 2, 2002, the Fund Complex is comprised of CLM, PGF, The  Cornerstone  Strategic  Return Fund,  Inc. and EIS
           Fund, Inc. all of which are managed by Cornerstone Advisors.


           The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2001. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


         NON-INTERESTED DIRECTORS:
                                                                          Aggregate Dollar Range of Equity
                                                                          Securities in All Funds Overseen by
                                  Dollar Range of Equity  Securities      Directors in Fund Complex.
             Name                 in CLM.
 -----------------------------    -----------------------------------     ----------------------------------------

 Edwin Meese III                  -                                       -
 Andrew A. Strauss                $1-$10,000                              $10,001-$50,000
 Thomas H. Lenagh                 -                                       -
 Glenn W. Wilcox Sr.              $1-$10,000                              $10,001-$50,000
 Scott B. Rogers                  -                                       -

           INTERESTED DIRECTOR:
                                                                            Aggregate Dollar Range of Equity
                                                                            Securities in All Funds Overseen by
                                    Dollar Range of Equity  Securities      Directors in Fund Complex.
            Name                    in CLM.
-----------------------------    -----------------------------------     ----------------------------------------
Ralph W. Bradshaw                $10,001-$50,000                         $50,001-$100,000

                            EXECUTIVE OFFICERS

        In addition to Mr. Bradshaw, the current officers of CLM are:

                                              Term of
Name, Address and Age           Position(s)      Office       Principal Occupation during      Directorships held by Officer
                                with Fund        Since        past 5 years
------------------------------- ---------------- ------------ -------------------------------- ------------------------------

Gary A. Bentz (46)              Vice President   2001         Chief Financial Officer of       Director of EIS Fund, Inc.
One West Pack Square            and Treasurer                 Cornerstone Advisors, Inc.,
Suite 1650                                                    Vice President and Treasurer
Asheville, NC 28801                                           of Progressive Return Fund,
                                                              Inc., The Cornerstone
                                                              Strategic Return Fund, Inc.
                                                              and EIS Fund, Inc.; Financial
                                                              Consultant; CPA; Chief
                                                              Financial Officer of Deep
                                                              Discount Advisors, Inc.
                                                              (1993-2000).

Thomas R. Westle (48)           Secretary        2001         Partner of Spitzer & Feldman
405 Park Avenue                                               P.C., a law firm, and previous
New York, NY 10022                                            Partner at Battle Fowler LLP;
                                                              Secretary of Progressive
                                                              Return Fund, Inc., The
                                                              Cornerstone Strategic Return
                                                              Fund, Inc. and EIS Fund, Inc.


           Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting, information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2001, to each Director of the Fund. All of the Directors received compensation for serving as a Director of The Cornerstone Strategic Return Fund, Inc. and Progressive Return Fund, Inc., which were also managed by Cornerstone Advisors during the year ended December 31, 2001. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                                                     Aggregate
                                 Director        Compensation From    Total Compensation From Fund and
        Name of Director          Since                 CLM            Fund Complex* Paid to Director

Ralph W. Bradshaw                  1998               $17,500                      $58,621
Glenn W. Wilcox, Sr.               2000               $10,000                      $26,150
Andrew A. Strauss                  2000               $10,000                      $26,150
Edwin Meese III                    2001               $7,500                       $22,450
Scott B. Rogers                    2000               $10,000                      $26,150
Thomas H. Lenagh                   1987               $10,000                      $23,000
William A. Clark**                 1999               $12,500                      $31,745

-------------------------
* For compensation purposes, Fund Complex refers to CLM, PGF and The Cornerstone Strategic Return Fund, Inc. all of which were managed by Cornerstone Advisors during the year ended December 31, 2001.
** Mr. Clark resigned from his position as a member of the Board of Directors of the Fund on January 31, 2001.


           Each Director attended at least seventy-five (75%) percent or more of the six (6) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

           The Fund has a nominating committee which is comprised of the all of the Non-interested directors.

                                 AUDIT COMMITTEE

           The Fund's Audit Committee is currently composed of five Non-Interested directors, Messrs. Wilcox, Strauss, Meese, Lenagh and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened three times during the fiscal year ended December 31, 2001. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the three meetings of the Audit Committee.

           On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001 and February 14, 2002, respectively. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Tait, Weller & Baker, as the Fund's independent accountants.

           On February 25, 2002, the Board of Directors and the Audit Committee determined to replace PricewaterhouseCoopers LLP ("PwC") as the Fund's independent accountants. PwC's accountant report for the past two years did not contain any adverse opinion or any qualification as to uncertainty, audit scope or accounting principles. Further, the Board's decision to replace PwC was not due to any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

           The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

  AUDIT FEES        FINANCIAL INFORMATION SYSTEMS DESIGN        ALL OTHER FEES
  ----------        ------------------------------------        --------------
   $29,750                           $-                             $3,000

The Fund has no compensation committee.

AUDIT COMMITTEE REPORT

           The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The independent accountants represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

           The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

           Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                                    Respectfully submitted,

                                                    Edwin Meese III
                                                    Glenn W. Wilcox, Sr.
                                                    Andrew A. Strauss
                                                    Thomas H. Lenagh
                                                    Scott B. Rogers

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment manager and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment manager and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2001.

REQUIRED VOTE

           Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, will be considered votes cast, and will affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. EDWIN MEESE III AND RALPH W. BRADSHAW AS CLASS I DIRECTORS OF CLM.

                                 CLM PROPOSAL 3:

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           The second proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of Tait, Weller & Baker as independent accountants of the Fund for the year ending December 31, 2002. At a meeting held on February 25, 2002, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the year ending December 31, 2002 and determined to replace PricewaterhouseCoopers LLP. Such selection is being submitted to the stockholders for ratification. The engagement of Tait, Weller & Baker is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment.

           Tait, Weller & Baker has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Tait, Weller & Baker will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

           Ratification of the selection of Tait, Weller & Baker as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF TAIT, WELLER & BAKER AS CLM'S INDEPENDENT ACCOUNTANTS.

                                 CLM PROPOSAL 4:


                  SHAREHOLDER PROPOSAL REQUESTING THAT THE FUND
                       BE CONVERTED INTO AN OPEN-END FUND

           Karpus Management, Inc. d/b/a Karpus Investment Management ("KIM"), 183 Sully's Trail, Pittsford, New York, New York 14534, has submitted the following proposal for inclusion in this Proxy Statement. KIM stated that it has owned shares of the Fund with a market value of at least $2,000 continuously for the preceding year and intends to maintain the required ownership through the date of the Meeting. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or of KIM's supporting statement.

STOCKHOLDER PROPOSAL

           Karpus Investment Management proposes: Cornerstone Strategic Value Fund, Inc. (CLM) be converted to an open-end fund within 90 days after acceptance by the shareholders.

SUPPORTING STATEMENT

           It is the belief of KIM that current Fund Management of CLM is not making significant strides in closing the discount at which the Fund trades. For the time period from January 5, 2001 through December 7, 2001 the Fund has traded at an average discount of 15.79%.

           Management claims that the share buy back program can help close this discount over time. It is the opinion of KIM this cannot happen simply by the Fund repurchasing shares. KIM believes that drastic steps must occur for the shareholders to recognize the full economic value of their investment.

           KIM believes the only way for shareholders to reap the full value of their investment is to open-end the Fund. If this would occur, shareholders would immediately increase the value of their investment by 14.46% (based on the net asset value of December 7, 2001)!

           It is the opinion of KIM that the current Fund Management may not have sufficient experience to be the best choice for managing the Fund. KIM believes that the Fund's Manager lacks adequate experience in managing individual securities (only funds in a closed-end format). The current manager does not have a track record, known to KIM, to instill our confidence in their abilities.

           Poor performance in both price and net asset value does not have to be tolerated by the shareholders. Management will claim that they are doing a good job and they have not been the manager long enough for shareholders to recognize their abilities.

KIM believes that the shareholders must act now. Time is not on the side of the shareholders to wait!

           From January 4, 2001 through December 6, 2001 the net asset value performance of CLM has equaled - 19.4518% (-20.9417 annual equivalent). The price performance of the Fund has been equally dismal. For the same holding period price performance equaled -20.80% (-22.3781 annual equivalent)(All calculations by Bloomberg). KIM believes that the shareholders deserve better performance than what has been delivered in 2001.

           CLM is plagued by low trading volume. Trading volume from January 4, 2001 through December 6, 2001 has averaged a mere 8,706 shares. It is KIM's opinion that shareholders who wish to liquidate large positions could severely depress the price at which the Fund trades. This could cause economic harm to shareholders remaining in CLM.

           KIM believes open ending is the only possible method for shareholders to recognize the economic reality of their investment. Open ending would allow shareholders, such as KIM, who do not have confidence in the direction of the Fund's management, to get out of the Fund.

           Should CLM be open ended at net asset value, shareholders would recognize an immediate economic benefit of approximately 14.46% (based on price of $7.93 and NAV of $9.27 as of 12/7/01).

           KIM further believes that any Investment Adviser is not fulfilling their Fiduciary duty to their clients if they do not vote to open end CLM.


STATEMENT OF POSITION OF THE BOARD OF DIRECTORS IN OPPOSITION TO THE SHAREHOLDER PROPOSAL
---------------------------------------------------------------------

           The shareholder proposal asks that the Fund be converted to an open-end fund in order to provide full Net Asset Value (NAV) to those shareholders wishing to leave the Fund. All of the Directors believe that this is not the most effective means to deliver long-term added value to a majority of shareholders. The full Board opposes the proposal and believes that open-ending should be rejected in favor of other means of maximizing shareholder value within the closed-end structure. The Board believes that somewhat more patience is justified in an attempt to reap potentially greater rewards. The goal of this Board is not to pit one shareholder against another, but to establish a balance that satisfies the greatest number of shareholders.

           During the first quarter of 2001, the Fund substantially under-performed the S&P 500 benchmark, which fell 12.1%. Following Cornerstone Advisors' becoming the Fund's investment manager, after the end of the first quarter of 2001, the benchmark continued to decline through the end of the year as the U.S. entered a recession in March which was followed by the September 11th tragedy and its aftermath.

           In spite of this challenging environment over the last three quarters of 2001, the Fund's price appreciated 3.9% and the Fund's discount to NAV closed to 12.5% by the end of the year. While nine months is not enough time for effective evaluation, we believe our approach that includes repurchasing shares at a discount, optimizing Fund expenses, and diversifying the Fund's portfolio has and will continue to create significant added value for our shareholders.

           Different types of investors have their own agendas and their own beliefs. The closed-end structure is fundamentally different from an open-end structure or one that provides NAV on demand. Attempts to deliver NAV immediately to a minority of shareholders who wish to exit the Fund may well destroy or diminish the advantages otherwise enjoyed by the other shareholders. For the time being, the current Board is committed to realizing the potential of the Fund without changing its fundamental nature.

           The major benefits of the closed-end structure to long-term shareholders are threefold: flexibility in managing fund assets, lower expenses, and performance enhancement through profiting from the discount.

           Flexibility in managing fund assets. Unlike open-end funds, closed-end funds are not subject to cash flow disruptions caused by inflows or outflows of capital when shareholders buy new shares or redeem shares. This permits Fund management to take a more long-term perspective on investments and may permit a more effective investment strategy. This may in turn produce higher long-term portfolio returns. In addition, cash can be raised to take advantage of anticipated market declines without fear that it will instead have to be used to satisfy the shareholder redemptions in open-end funds that normally accompany market reversals. Less liquid securities, such as other closed-end funds selling at discounts, can be placed in the Fund's portfolio without fear that redemptions will require untimely sales to raise capital.

           Lower expenses. Because closed-end funds need not engage in many of the shareholders services normally required of open-end funds and do not have the same marketing and communication activities, costs can be kept to a minimum. The current Directors have found many ways to reduce expenses and are pursuing many more. The Board remains convinced that closed-end funds can be run more cost effectively than open-end funds and that these savings, along with the additional flexibility in managing Fund assets, may well permit substantial additional returns to be realized over time as compared with equivalent open-end funds.

           Profiting from the discount. Closed-end funds often sell at discounts, at least part of the time. A fund that purchases its own shares at a discount benefits loyal, long-term shareholders in two ways. First, the net asset value is automatically increased at no additional risk. Second, the supply of shares available for sale at a discount is reduced and this creates price pressure which is likely to reduce the discount and enhance share value. While the extra liquidity may benefit shareholders who choose to sell their shares, the greatest value of an ongoing buyback program accrues to long-term shareholders.

Shareholders who view the fund as a long-term, tax efficient investment may be better off in a closed-end structure at a nominal or moderate discount which fluctuates.

           For all these reasons, the Board unanimously recommends that stockholders vote AGAINST this stockholder proposal.

EFFECT OF PASSAGE OF THE PROPOSAL

           CLM Proposal No. 4 requires the affirmative vote of a majority of shares voting at the Meeting for passage. The Investment Company Act of 1940 requires that any conversion of a closed-end investment company to an open-end investment company be by a vote of a majority of the Fund's outstanding voting securities. The term "a majority of the Fund's outstanding voting securities" is defined by the 1940 Act to mean the vote, at the annual or a special meeting of the security holders of such company duly called (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL NO. 4

                             ADDITIONAL INFORMATION

           The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

           The Funds are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.

OTHER MATTERS TO COME BEFORE THE MEETING.

           The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of Stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

           By order of the Boards of Directors of Progressive Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.

                                          PROGRESSIVE RETURN FUND, INC.


                                          Ralph W. Bradshaw, President

                                          CORNERSTONE STRATEGIC VALUE FUND, INC.


                                          Ralph W. Bradshaw, President

                                                                       EXHIBIT A

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION


           THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 11th day of October, 2002, between Cornerstone Strategic Value Fund, Inc. (the "Target Fund" or "CLM"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Progressive Return Fund, Inc. (the "Acquiring Fund" or "PGF"), a Maryland corporation and a registered investment company under the 1940 Act.

           This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

           NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

1.         DEFINITIONS
           Certain capitalized terms used in this Agreement are specifically defined herein.

2.         BASIC TRANSACTION

           2.1. THE MERGER. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). PGF shall be the surviving investment company. CLM shall cease to exist as a separate investment company.

           Each share of common stock of CLM will be converted into shares of Common Stock of PGF in accordance with Section 5.01 below.

           2.2. ACTIONS AT CLOSING. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) CLM will deliver to PGF the various certificates and documents referred to in Article 7 below, (ii) PGF will deliver to CLM the various certificates and documents referred to in Article 8 below, and (iii) CLM and PGF will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

           2.3. EFFECT OF MERGER. Subject to the requisite approvals of the shareholders of the Parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of CLM shall cease. As promptly as practicable after the Merger, CLM shall delist its shares from the NYSE and its registration under the 1940 Act shall be terminated. Any reporting responsibility of CLM is, and shall remain, the responsibility of CLM up to and including the Effective Date.

3.         REPRESENTATIONS AND WARRANTIES OF CLM

           CLM represents and warrants to PGF that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. CLM represents and warrants to, and agrees with, PGF that:

           3.1. ORGANIZATION. CLM is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

           3.2. REGISTRATIONS AND QUALIFICATIONS. CLM is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 005-39655), and such registration has not been revoked or rescinded and is in full force and effect. CLM has elected and qualified for the special tax treatment afforded regulated investment companies ("RIC") under Sections 851-855 of the Code at all times since its inception. CLM is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on CLM.

           3.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by CLM of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, (ii) such as may be required by state securities laws and
(iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

           3.4. NONCONTRAVENTION. CLM is not, and the execution, delivery and performance of this Agreement by CLM will not result in, a violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of CLM, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which CLM is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CLM will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which CLM is a party or by which it is bound.

           3.5. FINANCIAL STATEMENTS. PGF has been furnished with CLM's Annual Report of Stockholders, as of December 31, 2001, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public auditors. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of CLM as of such date in accordance with GAAP, and there are no known contingent liabilities of CLM required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           PGF has also been furnished with CLM's Semi-Annual Report to Stockholders dated as of June 30, 2002. This financial statement and the schedule of investments are in accordance with GAAP and present fairly, in all material respects, the financial position of CLM as of such date in accordance with GAAP, and there are no known contingent liabilities of CLM required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           3.6.      This Section has been left intentionally Blank.

           3.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. CLM has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

           3.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against CLM or any properties or assets held by it. CLM knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           3.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which CLM is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to PGF prior to the Effective Date.

           3.10. UNDISCLOSED LIABILITIES. There has not been any material adverse change in CLM's financial condition, assets, liabilities or business and CLM has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on CLM's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. Prior to the Effective Date, CLM will advise PGF in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of CLM due to declines in market values of securities in CLM's portfolio or the discharge of CLM liabilities will not constitute a material adverse change.

           3.11. TAX FILINGS. All federal and other tax returns and information reports of CLM required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of CLM's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of CLM have been adequately provided for on its books, and no tax deficiency or liability of CLM has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.


           3.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), CLM has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

           3.13. FORM N-14.The registration statement to be filed by PGF on Form N-14 relating to PGF common stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein, as amended (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to CLM (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by PGF for use in the N-14 Registration Statement.

           3.14.     CAPITALIZATION.

           (a) All issued and outstanding shares of CLM (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in
Section 6.7. CLM does not have outstanding any options, warrants or other rights to subscribe for or purchase any of CLM shares, nor is there outstanding any security convertible into, or exchangeable for, any of CLM shares.

           (b) CLM is authorized to issue 25,000,000 shares of stock, par value $0.01 per share, all of which shares are classified as common stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

           3.15. BOOKS AND RECORDS. The books and records of CLM made available to PGF are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CLM.

4.         REPRESENTATIONS AND WARRANTIES OF PGF

           PGF represents and warrants to CLM that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. PGF represents and warrants to, and agrees with, CLM that:

           4.1. ORGANIZATION. PGF is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

           4.2. REGISTRATIONS AND QUALIFICATIONS. PGF is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 005-40528) and such registration has not been revoked or rescinded and is in full force and effect. PGF has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. PGF is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on PGF.

           4.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PGF of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

           4.4. NONCONTRAVENTION. PGF is not, and the execution, delivery and performance of this Agreement by PGF will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of PGF, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which PGF is a party or by which it is bound, and the execution, delivery and performance of this Agreement by PGF will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which PGF is a party or by which it is bound.

           4.5. FINANCIAL STATEMENTS. CLM has been furnished with PGF's Annual Report to Stockholders as of December 31, 2001, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public auditors. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of PGF as of such date in accordance with GAAP, and there are no known contingent liabilities of PGF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           CLM has been furnished with PGF's Semi-Annual Report to Stockholders dated as of June 30, 2002. This financial statement and schedule of investments are in accordance with GAAP and present fairly, in all material respects the financial position of PGF as of such date in accordance with GAAP, and there are no known contingent liabilities of PGF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

           4.6. This Section has been intentionally left blank.

           4.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. PGF has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

           4.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against PGF or any properties or assets held by it. PGF knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           4.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which PGF is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to CLM prior to the Effective Date.

           4.10. UNDISCLOSED LIABILITIES. On the Effective Date there will have been no material adverse changes in PGF's financial condition, assets, liabilities, or business and PGF has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on PGF's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. Prior to the Effective Date, PGF will advise CLM in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of PGF due to declines in market values of securities in PGF's portfolio or the discharge of PGF liabilities will not constitute a material adverse change.

           4.11. TAX FILINGS. All federal and other tax returns and information reports of PGF required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of PGF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of PGF have been adequately provided for on its books, and no tax deficiency or liability of PGF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

           4.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, PGF has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

           4.13. FORM N-14.The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to PGF (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by CLM for use in the N-14 Registration Statement.

           4.14.     CAPITALIZATION.

           (a) All issued and outstanding shares of PGF (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. PGF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of PGF shares, nor is there outstanding any security convertible into, or exchangeable for, any of PGF shares.

           (b) PGF is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as common stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

           4.15.     ISSUANCE OF STOCK.

           (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

           (b) At or prior to the Effective Date, PGF will have obtained any and all regulatory, director and shareholder approvals necessary to issue PGF common stock.

           4.16. BOOKS AND RECORDS. The books and records of PGF made available to CLM are substantially true and correct and contain no material misstatements or omissions with respect to the operations of PGF.

5.         CONVERSION TO PGF COMMON STOCK

           5.1.      CONVERSION.

           (a) Subject to the requisite approval of the shareholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of common stock of CLM shall be converted into an equivalent dollar amount of full and, to the extent possible as defined in (b) below, fractional shares of PGF common stock, computed based on the net asset value per share of each of the parties at the Valuation Time. The Valuation Time shall be at the close of business on the Business Day next proceeding the Effective Date or such other time on that day when net asset value of the respective Fund would be accordance with the usual and customary practices of such Fund. A Business Day is a day on which the New York Stock Exchange is open for trading. The Effective Date and the day preceding the Effective Date shall both be Business Days.

           (b) Fractional shares of PGF will be issued to CLM shareholders that participate in CLM's Dividend Reinvestment Plan.

           (c) CLM stockholders that do not participate in CLM's Dividend Reinvestment Plan will not receive fractional shares, rather PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the then current market price and remit the proceeds to CLM's stockholders in proportion to their fractional shares.

           5.2. COMPUTATION OF NET ASSET VALUE. The net asset value per share of the Parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the parties to take into account differences in realized and unrealized gains and losses. The value of the assets of CLM to be transferred to PGF shall be determined by PGF pursuant to the principles and procedures consistently utilized by PGF in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by CLM when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by PGF in cooperation with CLM and shall be confirmed in writing by PGF to CLM. The net asset value per share of PGF common stock shall be determined in accordance with such procedures, and PGF shall certify the computations involved.

           5.3. ISSUANCE OF PGF COMMON STOCK. PGF shall issue to the shareholders of CLM separate certificates or share deposit receipts for PGF common stock by delivering the certificates or share deposit receipts evidencing ownership of PGF common stock to American Stock Transfer & Trust Co., as the transfer agent and registrar for PGF common stock.

           5.4. SURRENDER OF CLM STOCK CERTIFICATES. With respect to any CLM shareholder holding certificates representing shares of the common stock of CLM as of the Effective Date, and subject to PGF being informed thereof in writing by CLM, PGF will not permit such shareholder to receive new certificates evidencing ownership of PGF common stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the common stock of CLM or, in the event of lost certificates, posted adequate bond. CLM will request its shareholders to surrender their outstanding certificates representing certificates of the common stock of CLM or post adequate bond therefor. Dividends payable to holders of record of shares of PGF as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of CLM shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of CLM for exchange.

6.         COVENANTS OF THE PARTIES

           6.1.      SHAREHOLDERS' MEETINGS.
           (a) Each of the parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each party for October 11, 2002, and any adjournments thereof.

           (b) Each of the Parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

           6.2. OPERATIONS IN THE NORMAL COURSE. Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) in the case of CLM, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

           6.3. ARTICLES OF MERGER. The Parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

           6.4.      REGULATORY FILINGS.

           (a) CLM undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that CLM has ceased to be a RIC.

           (b) PGF will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. CLM agrees to cooperate fully with PGF, and will furnish to PGF the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

           (c)       This Section has been intentionally left blank.

           6.5. PRESERVATION OF ASSETS. PGF agrees that it has no plan or intention to sell or otherwise dispose of the assets of CLM to be acquired in the Merger, except for dispositions made in the ordinary course of business.

           6.6. TAX MATTERS. Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. PGF agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of CLM for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, PGF shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by CLM with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by PGF (other than for payment of taxes) in excess of any accrual for such expenses by CLM in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by PGF.

           6.7. SHAREHOLDER LIST. Prior to the Effective Date, CLM shall have made arrangements with its transfer agent to deliver to PGF, a list of the names and addresses of all of the shareholders of record of CLM on the Effective Date and the number of shares of common stock of CLM owned by each such shareholder, certified by CLM's transfer agent or President to the best of their knowledge and belief.

           6.8. DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. CLM agrees that the (i) delisting of the shares of CLM with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

7.         CONDITIONS PRECEDENT TO OBLIGATIONS OF PGF

           The obligations of PGF hereunder shall be subject to the following conditions:

           7.1. APPROVAL OF MERGER. This Agreement shall have been adopted by the affirmative vote of the holders of a majority of the shares of common stock of PGF issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of common stock of CLM issued and outstanding and entitled to vote thereon; and CLM shall have delivered to PGF a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

           7.2.      CERTIFICATES AND STATEMENTS BY CLM.

           (a) CLM shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since the Agreement was entered into, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

           (b) CLM shall have furnished to PGF a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

           (c) CLM shall have delivered to PGF a letter from Tait, Weller & Baker, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2001, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of CLM for the period covered thereby; and that for the period from December 31, 2001 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2001, to and including the Effective Date and for any taxable year ending upon the Effective Date or that CLM would not continue to qualify as a RIC for federal income tax purposes.

           7.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

           7.4.      LEGAL OPINIONS.

           (a) PGF shall have received an opinion of Spitzer & Feldman P.C., as counsel to CLM, in form and substance reasonably satisfactory to PGF and dated the Effective Date, to the effect that (i) CLM is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by CLM, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of CLM, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by CLM of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (iv) such counsel does not know of any contracts or other documents with respect to CLM related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which CLM is a party or by which CLM is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against CLM; and (vii) all corporate actions required to be taken by CLM to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of CLM. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to CLM, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to CLM, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to CLM, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to CLM; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the CLM contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Spitzer & Feldman P.C. may state that it is relying on certificates of officers of CLM with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of CLM and on the opinion of the Law Offices of Stephanie Djinis, as to matters of Maryland law.

           (b) PGF shall have received an opinion from Spitzer & Feldman P.C., as counsel to PGF, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that PGF and CLM will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to CLM as a result of the Merger or the conversion of CLM shares to PGF common stock; (iii) no gain or loss will be recognized to PGF as a result of the Merger; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of CLM on the conversion of their shares into PGF common stock; (v) the tax basis of CLM assets in the hands of PGF will be the same as the tax basis of such assets in the hands of CLM prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of PGF common stock received by the shareholders of CLM in the Merger will be equal, in the aggregate, to the tax basis of the shares of CLM converted pursuant to the Merger; (vii) a shareholder's holding period for PGF common stock will be determined by including the period for which he or she held the common stock of CLM converted pursuant to the Merger, provided that such CLM shares were held as a capital asset; and (viii) PGF's holding period with respect to CLM assets transferred will include the period for which such assets were held by CLM.

           7.5. AUDITOR'S CONSENT AND CERTIFICATION. PGF shall have received from Tait, Weller & Baker and PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to PGF, to the effect that (i) they are independent public auditors with respect to CLM within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of CLM included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

           7.6. LIABILITIES. The assets or liabilities of CLM to be transferred to PGF shall not include any assets or liabilities which PGF, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. PGF does not anticipate that there will be any such assets or liabilities but PGF will notify CLM if any do exist and will reimburse CLM for any reasonable transaction costs incurred by CLM for the liquidation of such assets and liabilities.

           7.7. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of PGF, contemplated by the SEC.

           7.8.      REGULATORY FILINGS.

           (a)       This Section has been intentionally left blank.

           (b)       This Section has been intentionally left blank.

           7.9. ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CLM or would prohibit the Merger.

           7.10. SATISFACTION OF PROGRESSIVE RETURN FUND, INC. All proceedings taken by CLM and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance in the reasonable judgment of PGF.

           7.11. DIVIDENDS.Prior to the Effective Date, CLM shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

           7.12. CUSTODIAN'S CERTIFICATE. CLM's custodian shall have delivered to PGF a certificate identifying all of the assets of CLM held or maintained by such custodian as of the Valuation Time.

           7.13. BOOKS AND RECORDS. CLM's transfer agent shall have provided to PGF (i) the originals or true copies of all of the records of CLM in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of CLM outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF CLM

           The obligations of CLM hereunder shall be subject to the following conditions:

           8.1. APPROVAL OF MERGER. This Agreement shall have been adopted, by the affirmative vote of the holders of a majority of the shares of Common Stock of CLM issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of common stock of PGF issued and outstanding and entitled to vote thereon; and that PGF shall have delivered to CLM a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

           8.2.      CERTIFICATES AND STATEMENTS BY PGF.

           (a) PGF shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since the Agreement was entered into, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

           (b) PGF shall have furnished to CLM a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

           (c) PGF shall have delivered to CLM a letter from Tait, Weller & Baker, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2001, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of PGF for the period covered thereby; and that for the period from December 31, 2001 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2001, to and including the Effective Date or that PGF would not continue to qualify as a RIC for federal income tax purposes

           8.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

           8.4.      LEGAL OPINIONS.

           (a) CLM shall have received an opinion of Spitzer & Feldman P.C., as counsel to PGF, in form and substance reasonably satisfactory to CLM and dated the Effective Date, to the effect that (i) PGF is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by PGF, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of PGF, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by PGF of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to PGF, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to PGF or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which PGF is a party or by which PGF is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against PGF; and (viii) all corporate actions required to be taken by PGF to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of PGF. Such opinion shall also state that
(A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to PGF, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to PGF; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to PGF; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to PGF contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Spitzer & Feldman P.C. may state that it is relying on certificates of officers of PGF with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of PGF and on the opinion of the Law Offices of Stephanie Djinis as to matters of Maryland law.

           (b) CLM shall have received an opinion from Spitzer & Feldman P.C. and dated the Effective Date, to the effect that for federal income tax purposes
(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that PGF and CLM will each be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to CLM as a result of the Merger or on the conversion of CLM shares to PGF common stock; (iii) no gain or loss will be recognized to PGF as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of CLM on the conversion of their shares into PGF common stock; (v) the tax basis of CLM assets in the hands of PGF will be the same as the tax basis of such assets in the hands of CLM prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of PGF common stock received by the shareholders of CLM in the Merger will be equal, in the aggregate, to the tax basis of the shares of CLM converted pursuant to the Merger; (vii) a shareholder's holding period for PGF common stock will be determined by including the period for which he or she held the common stock of CLM converted pursuant to the Merger, provided, that such CLM shares were held as a capital asset; and (viii) PGF's holding period with respect to CLM assets transferred will include the period for which such assets were held by CLM.

           8.5. AUDITOR'S CONSENT AND CERTIFICATION. CLM shall have received from Tait, Weller & Baker and PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to CLM, to the effect that (i) they are independent public auditors with respect to PGF within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of PGF incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

           8.6. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CLM, contemplated by the SEC.

           8.7.      REGULATORY FILINGS.

           (a)       This Section has been intentionally left blank.

           (b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of CLM or would prohibit the Merger.

           (c) PGF shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

           8.8. SATISFACTION OF CLM. All proceedings taken by PGF and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance in the reasonable judgment of CLM.

           8.9. DIVIDENDS.Prior to the Effective Date, PGF shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

9.         PAYMENT OF EXPENSES

           9.1. ALLOCATION. All expenses incurred in connection with the Merger shall be allocated equally between PGF and CLM whether or not the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

10.        COOPERATION FOLLOWING EFFECTIVE DATE

           In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). CLM acknowledges and agrees that from and after the Effective Date, PGF shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to CLM.

11.        INDEMNIFICATION

           11.1. CLM. PGF agrees to indemnify and hold harmless CLM and each of CLM's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, CLM or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by PGF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

           11.2. PGF. CLM agrees to indemnify and hold harmless PGF and each of PGF's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, PGF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by CLM of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.        TERMINATION, POSTPONEMENT AND WAIVERS

           12.1.     TERMINATION.

           (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed by: (i) mutual agreement of the Parties' Board of Directors; (ii) the Board of Directors of PGF if any of the obligations of CLM set forth in this Agreement has not been fulfilled in a timely manner or waived by such Board or if CLM has made a material and intentional misrepresentation herein or in connection herewith; or (iii) the Board of Directors of CLM if any of the obligations of PGF set forth in this Agreement has not been fulfilled in a timely manner or waived by such Board or if PGF has made a material and intentional misrepresentation herein or in connection herewith.

           (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

           (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

           12.2. WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either CLM or PGF (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. For purposes of this provision, changes in the value of portfolio securities and changes in realized or unrealized capital gains or losses for tax purposes shall not be deemed to have a material adverse effect on the benefits to shareholders.

           12.3.     EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

           (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the Parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the Parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

           (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of PGF Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

13.        MISCELLANEOUS

           13.1. TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), PGF will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

           THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PROGRESSIVE RETURN FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to PGF's transfer agent with respect to such shares. CLM will provide PGF on the Effective Date with the name of any CLM Shareholder who is to the knowledge of CLM an affiliate of it on such date.

           13.2. MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

           13.3. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to CLM:
                               Ralph Bradshaw, President
                               C/o Bear Stearns Funds Management Inc.
                               Cornerstone Strategic Value Fund, Inc.
                               383 Madison Avenue
                               New York, New York 10179

With copies to:
                               Thomas R. Westle, Esq.
                               Spitzer & Feldman P.C.
                               405 Park Avenue, 6th Floor
                               New York, New York 10022
If to PGF:
                               Ralph Bradshaw, President
                               C/o Bear Stearns Funds Management Inc.
                               Progressive Return Fund, Inc.
                               383 Madison Avenue
                               New York, New York 10179
With copies to:
                               Thomas R. Westle, Esq.
                               Spitzer & Feldman P.C.
                               405 Park Avenue, 6th Floor
                               New York, New York 10022

           Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

           13.4. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of CLM and PGF; provided, however, that following the meeting of CLM and PGF shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of PGF shares to be issued to CLM shareholders under this Agreement to the detriment of such shareholders without their further approval.

           13.5. HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           13.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           13.7. ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

           13.8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           13.9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

           IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President.


                                          PROGRESSIVE RETURN FUND, INC.


                                          By:________________________________
                                          Name:     Ralph Bradshaw
                                          Title:    President

                                          CORNERSTONE STRATEGIC VALUE FUND, INC.


                                          By:________________________________
                                          Name:     Ralph Bradshaw
                                          Title:    President

                                                                       EXHIBIT B


                              ARTICLES OF AMENDMENT

                                       OF

                          PROGRESSIVE RETURN FUND, INC.

           PROGRESSIVE RETURN FUND, INC. (hereinafter referred to as the "Corporation"), a Maryland corporation, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: Article II of the Charter is hereby amended in its entirety to read as follows:

           The name of the corporation (which is hereinafter referred to as the "Corporation") is the "PROGRESSIVE TOTAL RETURN FUND, INC."

           SECOND: The foregoing amendment to the Charter of the Corporation has been approved by the Board of Directors of the Corporation.

           IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this ___th day of _______, 2002.

                          PROGRESSIVE RETURN FUND, INC.


                                By:       /S/ RALPH W. BRADSHAW
                                   -----------------------------
                                Name: Ralph W. Bradshaw
                                      Title: President

WITNESS:


       /S/ THOMAS R. WESTLE
---------------------------
Name:  Thomas R. Westle
Title: Secretary